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                                   MetLife(R)
                       METROPOLITAN LIFE INSURANCE COMPANY

                               One Madison Avenue
                            New York, New York 10010

NOTICE
To obtain information about your policy or if you need assistance or need help in resolving a complaint, you may call (800)-638-7732.

Metropolitan Life Insurance Company (referred to as "we, us and our") will make Income Payments as described in this Certificate beginning on the Annuity Date.

It is a legal contract between You and MetLife that contains Your benefits and rights and Your beneficiary's rights.

RIGHT TO CANCEL PROVISION
This Certificate may be returned for any reason within 10 days after You receive it by mailing or delivering the Certificate to either us at our Administrative office or the agent who sold it. Return of this Certificate by mail is effective on being postmarked, properly addressed and postage prepaid. We will promptly refund Your Account Balance as of the Business Day we receive Your Certificate. Your Account Balance may be more or less than Your Purchase Payments.

Signed for the Company.

/s/ Gwenn L. Carr                         /s/ Robert H. Benmosche
Gwenn L. Carr                             Robert H. Benmosche
Vice-President & Secretary                Chairman of the Board
                                          President and Chief Executive Officer

             FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CERTIFICATE

                                NONPARTICIPATING

                        READ YOUR CERTIFICATE CAREFULLY.

INCOME PAYMENTS AND VALUES PROVIDED BY THIS CERTIFICATE, WHEN BASED ON THE INVESTMENT EXPERIENCE OF THE SEPARATE ACCOUNT, ARE VARIABLE AND ARE NOT GUARANTEED AS TO DOLLAR AMOUNT.

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                                TABLE OF CONTENTS
                                                                            PAGE

DEFINITIONS                                                                    1

GENERAL PROVISIONS                                                             2

OWNERSHIP and ASSIGNMENT PROVISIONS                                            3

BENEFICIARY PROVISIONS                                                         4

PURCHASE PAYMENT PROVISIONS                                                    4

ACCOUNT BALANCE PROVISIONS                                                     5

SEPARATE ACCOUNT PROVISIONS                                                    5

TRANSFER PROVISIONS                                                            7

DEATH BENEFIT PROVISIONS                                                       8

WITHDRAWAL PROVISIONS                                                          9

ANNUITY PROVISIONS                                                            10

SUSPENSION OR DEFERRAL OF PAYMENTS OR TRANSFERS                               12

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Definitions

Account Balance
The sum of the interests in the Investment Divisions of the Separate Account (and Your interests in any other accounts that may be included by Rider and shown on the Contract Schedule) during an Accumulation Period.

Accumulation Unit
A unit of measure used to calculate the portion of the Account Balance in an Investment Division of the Separate Account during the Accumulation Period.

Accumulation Period
A period prior to an Annuity Date during which You and an Employee can make Purchase Payments.

Administrative Office
The office indicated on the Contract Schedule to which notices, requests and Purchase Payments must be sent, or as otherwise directed by notice from us.

Annuitant
The natural person(s) on whose life Income Payments are based.

Annuity Date
A date on which an Employee chooses to begin receiving Income Payments. If an Employee does not choose a date an Annuity Date will be no later than the date on which the Employee attains the Maximum Annuitization Age shown on the Contract Schedule.

Annuity Unit
A unit of measure used to calculate Variable Income Payments after an Annuity Date.

Attained Age
The Employee's age on the Employee's last birthday or the Beneficiary's (ies') age on his/her last birthday.

Beneficiary
The person(s) named to receive a death benefit payable under this Contract after the Employee's death.

Business Day
Each day that the New York Stock Exchange is open for business. The Separate Account will be valued each Business Day. A Business Day ends as of the close of regular trading on the New York Stock Exchange.

Contract Anniversary
An anniversary of the Issue Date of this Contract.

Contract Year
A one-year period starting on the Issue Date and on each Contract Anniversary thereafter.

Code
The Internal Revenue Code of 1986, as amended.

Company
Metropolitan Life Insurance Company.

Employee
An employee of the Contractholder who is participating in the Plan in accordance with its provisions and for whom money is contributed under the Contract. Severance from employment does not end one's participation in the Plan.

Employee Account Balance
Is the entire amount we hold under this Contract for an Employee. Amounts are for bookkeeping purposes only and give the Employee no rights. You will be the sole owner of all Employee Account Balances and will have exclusive rights to all Contract benefits.

Employee Enrollment Date
Is the date the Employee signs an enrollment form to have contributions to the 457(b) Plan on his/her behalf funded by this Contract.

Employee Year
Is the twelve month period beginning on the Employee Enrollment Date and every twelve month period thereafter.

Fixed Income Payments
A series of payments made by us during an Income Period, which we guarantee as to dollar amount.

Income Payments
The series of payments made to the Annuitant or other named payee after an Annuity Date under an Annuity Option.

Income Period
A period starting on an Annuity Date during which Income Payments are payable.

Investment Division
Separate Account assets are divided into Investment Divisions. Assets of each Investment Division will be invested in shares of a Portfolio.

Issue Date
The date this Contract was issued. The Issue Date is shown on the Contract Schedule.

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Notice
Any form of communication providing information we need either in a signed writing or another manner that we approve in advance. All Notices to us must be sent to our Administrative Office and received in good order. To be effective for a Business Day, a Notice must be received in good order prior to the end of that Business Day.

Plan
The Employer's Deferred Compensation Plan that meets the requirements of Section 457(b) of the Code.

Portfolios
The investment choices available to the Investment Divisions of the Separate Account.

Purchase Payment
Any amount paid to us under this Contract as consideration for the benefits it provides.

Separate Account
A segregated asset account of the Company designated on the Contract Schedule.

Variable Income Payments
A series of payments made by us during an Income Period, which vary in amount with the investment experience of each applicable Investment Division.

Withdrawal Value
The Account Balance, less any outstanding loan balance,] less any applicable withdrawal charge, less any Premium and Other Taxes, and less any applicable charges and fees as described in the Contract Schedule or any Rider.

You/Your
The Contractholder/Owner named in the Contract Schedule.

General Provisions

The Contract
The entire Contract consists of this Contract and any Riders or Endorsements attached to this Contract. . It is important to review any Riders or Endorsements included with this Contract. In any case of conflict with any provision of this Contract and the provisions of the Rider or Endorsement the provisions of the Rider or Endorsement will control.

General Understandings
1. This Contract shall be subject to the provisions, terms and conditions of the Plan under which the Contract is issued. Any payment, distribution or transfer under this Contract shall comply with the provisions, terms and conditions of such Plan as determined by the Plan administrator, trustee or other designated Plan fiduciary. We shall be under no obligation under or by reason of issuance of this Contract either (a) to determine whether any such payment, distribution or transfer complies with the provisions, terms and conditions of such Plan or with applicable law, or (b) to administer such Plan. The Plan is mentioned for reference purposes only. We are not a Party to the Plan.

2. As of the Contract Issue Date, the Plan has certain provisions and/or related administrative practices applicable to purchase payments by and on behalf of Employees, investment options available to Employees, allocation of such purchase payments among the Plan's investment options, transfers of account balance amounts between such investment options, and payments to Employees or their beneficiaries because of retirement, severance from employment, death, in-service unforeseen emergency withdrawals, or in-service withdrawals for any reason at or after age 701/2. References in this contract to Plan provisions mean the provisions and/or administrative practices as in effect on the Issue Date.

3.   Deleted section

4. We will maintain records of any amount contributed under this contract on account of a participant.

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Changes in Plan Provisions, Competing Plans
You will furnish MetLife with advance copies of all communications to Employees concerning the Plan which might have a material effect on this Contract's financial experience. Such communications include, but are not limited to, an announcement of the addition or elimination of an investment option, or a written explanation of Plan provisions. Such communication will be sent to MetLife for review, but will not be subject to MetLife's approval. If MetLife's financial experience under this Contract would be adversely affected as the result of a Plan amendment and/or change in the Plan's administrative practices (e.g., restriction of transfers) that would materially increase the amount of payments MetLife would have to make under this Contract, or materially reduce the interval between such payments, MetLife may discontinue this Contract under the terms set forth below.

Request for Plan Benefits/Transfers
You must on behalf of Employees, request withdrawals or transfers pursuant to the Plan provisions. You also will specify how the withdrawal will be used.

Non-Participating
This Contract will not share in any distribution by us of Company dividends.

Misstatement of Age or Sex
We may require proof of age before making any payments under this Contract that are measured by the life of an Employee or the Employee's Beneficiary. If the age of the measuring life has been misstated, the amount payable will be the amount that the Employee Account Balance would have provided at the correct age.

Once Income Payments have begun, any underpayments will be made up in one sum with the next Income Payment or in any other manner agreed to by us. Any overpayments will be deducted first from future Income Payments.

Reports
At least once each year before Income Payments start (except for the first Contract Year) we will furnish You with a report showing the Employee Account Balances and any other information as may be required by law. Reports will be sent to Your last known address.

Premium and Other Taxes
We reserve the right to deduct from the Purchase Payments or Account Balance any taxes paid by us to any governmental entity relating to this Contract (including without limitation: premium taxes, federal, state and local withholding of income, estate, inheritance and other taxes required by law, and any new or increased state income taxes that may be enacted into law).

We will, at our sole discretion, determine when taxes relate to the Contract, including for example when they have resulted from: the investment experience of the Separate Account; receipt by us of the Purchase Payments; commencement of Income Payments, payment of death benefits; or partial and full withdrawals; and any new or increased taxes which become effective that are imposed on us and which relate to Purchase Payments, Earnings, gains and losses, fees and charges under the Contract.

We may, at our sole discretion pay taxes when due and make a deduction from the Account Balance at a later date. Payment at an earlier date does not waive any right we may have to deduct amounts at a later date.

Evidence of Survival
We may require proof that any person(s) on whose life Income Payments are based is alive. We reserve the right to discontinue Income Payments until satisfactory proof is received.

Modification of Contract
This Contract may be changed by us in order to maintain compliance with applicable state and federal law. This Contract may be changed or altered only in a writing signed by our President, Vice-President, or Secretary.

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Ownership and Assignment Provisions

Ownership Rights
You have all the interest and rights under this Contract.

Assignment
You may not assign Your rights under this Contract to any Person without Our written consent . However, if the Plan is consolidated with another Plan or the assets and liabilities of the Plan are transferred to another plan, this Contract may be assigned to the Plan sponsor of such plan

Purchase Payment Provisions

Purchase Payments
Purchase Payments may be made on behalf of an Employee at any time while this Contract is in effect. The Employee on whose behalf the purchase payment is made must be identified. If you permit, we will allow each Employee to choose how Purchase Payments are allocated among the Fixed Account and investment divisions of the Separate Account. We will accept under your Contract amounts you send us for each Employee up to the annual and aggregate amount limitations of Section 457(b) or as otherwise permitted under the Code. In addition we have a lifetime maximum per Employee for all Purchase Payments of $1,000,000. We may change the maximum by telling you in writing.

We will not accept Purchase Payments for any Employee until: (a) we receive your request that this Contract be utilized for that person; and (b) we have entered that person's name on our records under this Contract. We will not accept Purchase Payments under this contract for any Employee who is not employed by you. We will not accept any Purchase Payments (except transfers of exchanges) for an Employee after you have made a full withdrawal based on severance from employment of that Employee. We will not accept any Purchase Payments for an Employee after you have made a full withdrawal based on severance from employment based on disability.

We reserve the right to refuse Purchase Payments in excess of the amount of Maximum Total Purchase Payments described in the Contract Schedule.

Allocation of Purchase Payments
If You authorize it in accordance with our procedures, Your Employees may choose how Purchase Payments are allocated subject to any allocation requirements imposed by the Company or the Plan.

We reserve the right to impose restrictions on allocations. Changes to allocations for new Purchase Payments may be made by telling us. The change will be effective upon receipt at our Administrative Office.

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Account Balance Provisions

Account Balance
Your Account Balance for any Business Day is the sum of Your interests in the Investment Divisions of the Separate Account (and Your interests in any other account options that are included by Rider) as of such Business Day.

The portion of Your Account Balance in an Investment Division is determined by multiplying the number of Accumulation Units allocated to the Contract for that Investment Division by its Accumulation Unit Value.

Employee Accounts
You will establish an account for each Employee participating under the Plan. Nothing in this Contract is to be construed as giving any Employee at any time a security interest in any Employee Account Balance.

Charges and Fees
We will deduct charges and fees from the Employee's Account Balance as described on the Contract Schedule (or in any applicable Rider).

Separate Account Provisions

The Separate Account
The Separate Account is designated on the Contract Schedule and consists of assets that are kept separate from our General Account assets and all of our other segregated asset accounts. We own the assets of the Separate Account. The Separate Account will not be charged with liabilities that arise from any business we may conduct. We will add amounts to the Separate Account from other contracts of ours.

The Separate Account is divided into Investment Divisions, each of which buys shares in a corresponding Portfolio. Thus, the Separate Account does not invest directly in stocks, bonds, etc.

Investments of the Separate Account
Purchase Payments applied to the Separate Account are allocated to the Investment Divisions. We may, from time to time, add additional Portfolios to the Separate Account. You may be permitted to transfer all or a portion of Your Account Balance, less any outstanding loan balance, to the Investment Divisions that invest in the additional Portfolio(s). However, the right to make any transfer will be limited by any terms and conditions in effect at the time of transfer.

We can close, add or remove Portfolios as Investment Division investments as permitted by law. When a change is made, we will send You a revised prospectus for the Separate Account, which will describe all of the Portfolios then available under the Contract and/or any notice required by law. When a Portfolio is removed, we have the right to substitute a different Portfolio in which the Investment Division will then invest the value of the removed Portfolio.

Change in Operation
We may make certain changes to the Separate Account if we think they would best serve the interests of participants in or owners of similar contracts or would be appropriate in carrying out the purposes of such contracts. Any changes will be made only to the extent and in the manner permitted by applicable laws. Also, when required by law, we will obtain approval of the changes from You and any appropriate regulatory authority.

Examples of changes to the Separate Account that we may make include:

   . To transfer assets in an Investment Division to another Investment Division, or to one or more other separate accounts, or to our General Account; or to add, combine, or close or remove Investment Divisions in the Separate Account.

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   .  To substitute, for the shares held in any Portfolio, the shares of another class of share or the shares of another fund or any other investment permitted by law.

If any changes result in material change in the underlying investments of an Investment Divisions to which an amount is allocated under the Contract, we will notify You of the change. You may then make a new choice of Investment Divisions.

Accumulation Unit
Accumulation Units shall be used to account for all amounts put into or taken from an Investment Division of the Separate Account as a result of Purchase Payments, withdrawals, transfers, or fees and charges. We will determine the number of Accumulation Units of an Investment Division purchased or canceled. This is done by dividing the amount put into (or the amount taken from) the Investment Division, by the dollar value of one Accumulation Unit of the Investment Division as of the end of the Business Day during which the transaction (or for Purchase Payments by the end of the Business Day following the day the Purchase Payment) is received by us in good order at our Administrative Office.

Accumulation Unit Value
The initial Accumulation Unit Value for each Investment Division was set by us. Subsequent Accumulation Unit values for each Investment Division are determined by multiplying the Accumulation Unit Value for the immediately preceding Business Day by the Net Investment Factor of the Investment Division for the current Business Day.

The Accumulation Unit Value may increase or decrease from Business Day to Business Day.

To the extent permitted by law, we may change when we calculate the Accumulation Unit Value by giving You 30 days notice; or delay calculation of the Accumulation Unit Value if an emergency exists, making valuation of assets in the Separate Account not reasonably practicable, or the Securities and Exchange Commission permits such deferral.

Net Investment Factor
The Net Investment Factor for each Investment Division is determined by dividing A by B and multiplying by (1-C) where:

A is (i) the net asset value per share of the Portfolio held by the Investment Division at the end of the current Business Day; plus

(ii) any dividend or capital gains per share declared on behalf of such Portfolio that has an ex-dividend date as of the current Business Day.

B is the net asset value per share of the Portfolio held by the Investment Division for the immediately preceding Business Day.

C is (i) the Separate Account Charges which are shown on the Contract Schedule for each day since the last Business Day. The daily charge is equal to the annual Separate Account Charges divided by 365; plus

     (ii) a charge factor, if any, for any taxes or any tax reserve we have established as a result of the operation of this Investment Division.

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Transfer Provisions

You [Your Employee's] may make certain transfers of their Account Balance, [less any outstanding loan balance, as described below]]. We will not be liable for any transfers made in accordance with Your or Your Employee's instructions (or instructions from Your designee or Your Employee's designee if we agree to accept instructions from such designee). All transfers made on behalf of the same Employee made on the same Business Day will be treated as one transfer. Such transfers will be made as of the end of a Business Day when we receive all the required information necessary to process the request in good order at our Administrative Office. All transfers will be subject to the following:

1. we reserve the right to limit the maximum number of transfers per Contract Year;

2.   we reserve the right to charge a fee for transfers;

3.   we reserve the right to limit the dollar amounts of transfers;

4. The right to make transfers is subject to limitations or modification by us if we determine, in our sole opinion that the exercise of the right by one or more owners with interests in the Investment Division is, or would be, to the disadvantage of other owners. Restrictions may be applied in any manner reasonably designed to prevent any use of the transfer right that is considered by us to be to the disadvantage of other owners. A limitation or modification could be applied to transfers to, or from, one or more of the Investment Divisions and could include, but is not limited to:

     a.   the requirement of a minimum time period between each transfer;

     b. not accepting a transfer request from a third party acting under authorization on behalf of more than one contract or Contract Owner;

     c. limiting the dollar amount that that may be transferred between the Investment Divisions at any one time;

     d. requiring that You or the Employee must sign a written transfer request;

5. to the extent permitted by applicable law, we reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios under the Separate Account. In addition, in accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time.

Transfers During the Accumulation Period
During the Accumulation Period, You may ask us to transfer any portion of Your Account Balance, [less any outstanding loan balance,] from one Investment Division to another (or to any other account options included by Rider as allowed under that Rider).

Transfers do not change the allocation instructions for future Purchase Payments or any pre-scheduled transfers. We reserve the right to waive any transfer limitations or fees.

Transfers During the Income Period
Transfers made during the Income Period are subject to the following:

1. No transfers to the Separate Account from Fixed Income Payments may be made;

2. transfers among Investment Divisions will be made by converting the number of Annuity Units being transferred to the number of Annuity Units of the Investment Division to which the transfer is made, so that the next Variable Income Payment, if it were made on the transfer date, would be the same as it would have been without the transfer. Thereafter, Variable Income Payments will be computed based on the new number of Annuity Units

3. transfers from the Separate Account to be applied to Fixed Income Payments may be made. The amount transferred from an Investment Division of the Separate Account will equal (a) the number of Annuity Units representing the Employee's interest in the Investment Division that is being transferred, multiplied by (b) the Annuity Unit value for that Investment Division, multiplied by (c) the present value of $1.00 per payment period for the remaining Income Period based on the Attained Age of the Annuitant at the time of transfer, and calculated using the same actuarial basis as the Variable Annuity Rates applied on the Annuity Date for the Annuity Option chosen. Amounts transferred to Fixed Income Payments will be applied under the Annuity Option chosen at the Attained Age of the Annuitant at the time of the transfer. All amounts and Annuity Unit values will be determined as of the end of the Business Day on which we receive the request in good order at our Administrative Office.

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Death Benefit Provisions

Death During the Accumulation Period
The Amount of Death Benefit for any Employee is the Death Benefit Amount. After we receive proof a death and a properly completed claim form, we will pay You on behalf of the Employee's Beneficiaries the Death Benefit Amount.

During the Accumulation Period, the death benefit will be paid to You.

Death Benefit Amount During the Accumulation Period
The "Death Benefit Amount" is the Employee's Account Balance [less any outstanding loan balance] determined as of the end of the Business Day on which we have received Notice of both due proof of death and the first acceptable election for the payment method. If the death benefit is not paid immediately in a lump sum, any portion of the Death Benefit Amount in the Separate Account remains in the Separate Account until distribution begins. Beneficiary(ies) may not make transfers. From the time the death benefit is determined until complete distribution is made, any amount in the Separate Account will continue to be subject to investment risk. This risk is borne by You and/or the Beneficiary(ies).

Death Benefit Options During the Accumulation Period if the Employee Dies Before the Required Beginning Date
In the event the Employee dies during the Accumulation Period and before the later of reaching age 70 1/2 or retirement from employment with the Plan, the entire death benefit will be paid under one of the options below (unless You or the Employee has previously chosen an option.):

     Option 1-- Payment of the entire death benefit by the end of the calendar year that includes the fifth anniversary of the Employee's death.

     Option 2--Payment of all or part of the death benefit under an Annuity Option or other option acceptable to us over the lifetime of the Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary with distribution beginning by the end of the calendar year following the year the Employee died, or by such later date as permitted under the Code.

Any portion of the death benefit not applied under Option 2 must be distributed under Option 1.

Death Benefit Options If the Employee Dies during the Accumulation Period and after the Employee's Required Beginning Date
If the Employee dies during the Accumulation Period and after the later of when the Employee reaches age 70 1/2 or retirement from employment with the Plan , the Death Benefit Amount must be paid to You to the Employee's Beneficiary(ies) on your behalf under one of the options below (unless You or the Employee have previously chosen an option):

     Option 1 - Payment of the entire death benefit in a lump sum by the end of the calendar year following the year of death; or

     Option 2 - Payment of all or part of the death benefit under an Annuity Option or other option permitted under the Code and acceptable to us with distribution beginning by the end of the calendar year following the year of death, unless permitted to begin later under the Code.

     Any portion of the death benefit not applied under Option 2 must be distributed under Option 1.

Employee's Death During the Income Period
If the Employee dies during the Income Period, any remaining payments under the Annuity Option chosen will continue at least as rapidly as under the method of distribution in effect at the time of the Employee's death. Upon the Employee's death during the Income Period, You or the Employee's Beneficiary becomes entitled to exercise the Employee's rights.

Payment of Death Benefit
We will require Notice of both due proof of death and an acceptable election for the payment method before any death benefit is paid. Our obligations are subject to all payments made and actions taken by us before our receipt of Notice of due proof of death.

Any death benefit will be paid in accordance with applicable law or regulations governing death benefit payments.

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Withdrawal Provisions

Withdrawals
Prior to the Annuity Date, You may, upon Notice to us, make a full or partial withdrawal of the Withdrawal Value. Withdrawals are only allowed to the extent permitted under Federal income tax rules.

Amounts subject to the withdrawal restrictions under the Federal income tax rules, may only be transferred to contracts or accounts with the same or stricter restrictions.

If You make a partial withdrawal from the [Employee Account Balance, we will [first] withdraw any amounts from [Purchase Payments] [those Verified Amounts that are deposits], and will then withdraw other amounts from any [Verified Amounts that are] [earnings] on such deposits, in each case on a "first-in, first-out" (FIFO) basis. To determine from what amounts a withdrawal is taken for tax purposes, we will apply tax rules which may be different.

For partial withdrawals, we multiply the amount to which the Withdrawal Charge applies, if any, by the percentage shown on the Contract Schedule, keep the result as a Withdrawal Charge and pay You the rest.

For a full withdrawal we multiply the amount to which the Withdrawal Charge applies, if any, by the percentage shown on the Contract Schedule, keep the result as a Withdrawal Charge and pay You the rest.

Any withdrawal request must be signed by You and must clearly state the account (and Investment Division, if any) from which the withdrawal is to be made. The minimum Employee Account Balance withdrawal is [$500] or the entire [Verified Amounts in an] account or investment division [balance], if less.

A withdrawal will result in the cancellation of Accumulation Units from each applicable Investment Division of the Separate Account in the ratio that the portion of the Account Balance in the Investment Division bears to the total Account Balance, [less any outstanding loan balance]. Any other account options included by Rider may be similarly reduced as detailed in such Rider. If another method is desired, You must specify in a Notice to us from which Investment Division(s) (or other accounts included by Rider) values are to be withdrawn.

Each partial withdrawal per Employee Account must be for an amount, which is not less than the minimum shown on the Contract schedule, or, if smaller, the remaining Employee Account Balance Withdrawal Value.

To the extent permitted by law we will treat any withdrawal as a request for a full withdrawal from the Employee Account Balance if it is not sufficient to pay both the requested withdrawal and the Withdrawal Charge, or if the withdrawal leaves an Employee Account Balance that is less than the Minimum Employee Account Balance as shown on the Contract Schedule.

Withdrawal Charge
Upon withdrawal of all or a portion of the Account Balance, a Withdrawal Charge if any, as described on the Contract schedule may be assessed. We may waive the Withdrawal Charge if we agree in writing that none will apply. For example, we may waive the Withdrawal Charge if You directly transfer the amount withdrawn to a funding vehicle pre-approved by us.

Discontinuance of Contract
Either You or We may discontinue this contract for any reason as of any Business Day by giving the other party at least 30 days notice. In addition, if the Plan terminates or ceases to be a 457(b) Plan, or if you fail to fulfill your duties under this Contract, we may end this Contract immediately by giving you such advance notice as is reasonable under the circumstances.

The effective date that this Contract ends will be the Discontinuance Date. On the Discontinuance Date you may request us to make a transfer of the aggregate of the Employee Account Balances to another funding vehicle you name. The transfer date will be the later of the date you specify or 120 days after we receive your request, unless you choose installment payments in which case payments will be made as specified below.

Any Employee Account Balance transferred will include the deduction of any applicable withdrawal charges unless you choose installment payments as described below.

(a)  [Fixed Interest Account Distribution
     ------------------------------------

     For the Fixed Interest Account Balances, and subject to any approvals or limitations required by a regulatory agency, we will make payments under either one of the following options as selected by You. If You do not elect before the transfer date to have payment made in a single sum, then payment will be made in installments as under option (2).

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     (1)  GAC Transfer Payment: You may transfer the Fixed Interest Account
          Balances within 31 days after the Discontinuance Date to a Company group annuity contract without withdrawal charge so long as any event described in the changes is Plan Provisions, Competing Plan Section above does not occur or has occurred. That Contract will guarantee principal and interest and contain all other provisions required by law for contract providing such rights.
     (2) Five Installment Payments: The Fixed Interest Account Balances may be paid (on a pro rata basis among Employee Account Balances) to another funding vehicle under the Plan (including any MetLife investment alternative under the Plan not included in this Contract) as designated by You in accordance with the following schedule, provided that any such transfer will be to the default investment alternative under the Plan, if any (i.e., the Investment Funds in which funds are allocated if you do not elect an Investment Fund), except for any Employee Account Balance as to which you elect another allocation. The first such installment will be payable within 31 days after the Discontinuance Date and the following four installments will be paid annually on the anniversary of that date in the amounts shown below.

Payment           Amount of Payment
--------------    --------------------------------------------------------------
First Payment     One-fifth of the amount, including accrued interest, then
                  remaining in the Fixed Interest Account

Second Payment    One-fourth of the amount, including accrued interest, then remaining in the Fixed Interest Account

Third Payment     One-third of the amount, including accrued interest, then
                  remaining in the Fixed Interest Account

Fourth Payment    One-half of the amount, including accrued interest, then
                  remaining in the Fixed Interest Account

Fifth Payment     The amount, including accrued interest, then remaining in the
                  Fixed Interest Account

While installment payments are being made under this option (2), we will continue to credit interest on the unpaid portion of the Account Balances in accordance with the Fixed Interest Account Rider. Furthermore, withdrawal charges described on the Contract Schedule will apply.]

(b)  Separate Account Distribution
     -----------------------------

Upon discontinuance we will pay a single lump sum payment of the Account Balances in the Separate Account. The amount of the single sum payment will be the amount remaining in the Separate account s of the end of the Business Day last preceding the date of such payment. Payment of the single sum will be made in cash on a date within 31 days after the Discontinuance Date unless a later payment date is agreed to by You and Us. If in our judgment such payment would involve the sale of assets in the Separate Account for which there is then no readily available market, we will defer the determination and payment of all or part of the amount remaining in the Separate Account for such time as we deem necessary. Payment with respect to the Separate Account on another basis may be arranged by agreement between Us and You.

[Any other payment method mutually agreed to both the Contractholder and MetLife may be arranged, subject to any required regulatory approvals.]

The Company's liability for guarantees under this Contract will cease upon making the final payment under this Contract.

Effect of the Plan on this Contract
Since Purchase Payments are made under the Plan, all or some of the Employee's rights as described in this Contract are subject to the terms of the Plan. Such rights may, for example, relate to Purchase Payments, Withdrawals, Transfers, the Death Benefit, income plan options, and loans. We will not be responsible for determining what the Plan says.]

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Annuity Provisions

In accordance with the terms of your Plan, MetLife will make available under this Contract Annuity Options guaranteed for life to Employees or beneficiaries of Annuitant's on a monthly, quarterly, semi-annual or annual basis. These Income Payments may also be guaranteed for a specified number of years, but not beyond the payee's life expectancy or the joint life expectancy (subject to Internal Revenue Service limitations) if there is more than one payee.

Annuitant's or their beneficiaries may begin receiving Income Payments no later than the April 1 of the calendar year after the year in which the Employee attains age 70 1/2, or a later date if permitted by law. Upon receipt of the Contractholder's request at the Company's administrative office, MetLife will send the Contractholder information and the necessary forms to sign. Once Income Payments start, neither the Contractholder nor the payee may change the choice of Income Payments.

The distribution of an Employee's Account Balance shall be in accordance with the provisions of the Plan in which he or she participates and any applicable federal rules and regulations. The requirements of Code Section 401(a)(9) and the Regulations thereunder.

Election of Annuity Option
You can make or change or revoke an Annuity Option choice before the death benefit becomes payable or the Annuity Date, whichever occurs first.

As of the election of an Annuity Option, the Company will deliver to the Contractholder a certificate with respect to the annuitant that outlines the benefits payable under the annuity.

Annuity Options
All or part of any Employee's Account Balance may be used by You to buy an Annuity Option under this Contract for the benefit of that Annuitant or that Annuitant's beneficiaries.

If the second payee is not the Annuitant's spouse and has a longer life expectancy than the Annuitant, Federal Income tax rules may further limit the length of the guaranteed period or the percentage amount of the payments which can be made to the surviving Annuitant or payee.

Income Payments may be received monthly, quarterly, semi-annually or annually. The following Annuity Options, or any other options acceptable to You and us, may be chosen:

     Life Income Annuity
     Income Payments that are paid as long as the Annuitant is alive.

     Life Income Annuity with a Guarantee Period
     Income Payments that continue as long as the Annuitant is alive but are guaranteed to be paid for a number of years.

     Life Income for Two
     Income Payments that are paid as long as Annuitant or joint annuitant is living.

     Life Income Annuity for Two with a Guarantee Period
     Income Payments that continue as long as either the Annuitant or joint annuitant is living but are guaranteed to be paid for a number of years.

Annuitant Beneficiary's Annuity Options
If the Annuitant dies before the Annuity Date, his or her Beneficiary(ies) may choose to receive Income Payments monthly, quarterly, semi-annually or annually. The following Annuity Options, or any other options acceptable to You and us, may be chosen:

     Life Income Annuity
     Income Payments that are paid as long as the Beneficiary is alive.

     Life Income Annuity with a Guarantee Period
     Income Payments that continue as long as the Beneficiary is alive but are guaranteed to be paid for a number of years.

Income Payments
Annuity Options can be paid as Fixed Income Payments or Variable Income Payments or a combination. Fixed Income Payments are guaranteed as to dollar amount. Variable Income Payments will reflect the investment experience of the Separate Account in accordance with the allocation of the Account Balance to the Investment Divisions. the Annuitant will be the payee of the Income Payments.

The Adjusted Account Balance is the Employee Account Balance, [less any outstanding loan balance,] premium taxes and other taxes, and any applicable charges and fees as described in the Contract Schedule (or any Rider). The Adjusted Account Balance is determined on the Annuity Calculation Date, which is a Business Day no more than [ten] Business Days prior to the Annuity Date.

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The Adjusted Account Balance on the Annuity Calculation Date is applied to the applicable Fixed and/or Variable Annuity Tables for the Annuity Option chosen to determine the first Income Payment. The amount of the first payment for each $1,000 of Adjusted Account Balance is shown in the Annuity Tables. A portion of the Adjusted Account Balance may be applied to an Annuity Option subject to our published rules.

If, as of the Annuity Calculation Date, the then current Annuity rates applicable to this class of contracts provide an Income Payment greater than the one guaranteed under this Contract for the same Annuity Option, then the greater payment will be made.

Fixed Income Payments
Fixed Income Payments are based upon the Annuity Option chosen, the Annuitant's (or Beneficiary's) Attained Age, and the appropriate Fixed Annuity Table. These payments will be reduced by any applicable charges and fees as described in the Contract Schedule (or any Rider).

Variable Income Payments
Variable Income Payments are not predetermined as to dollar amount; and will increase or decrease in proportion to the amount that the Net Investment Factor exceeds the Assumed Investment Return chosen.

The dollar amount of the first Variable Income Payment is determined based upon the Annuity Option chosen, the Annuitant's (or Beneficiary's) Attained Age, and the appropriate Variable Annuity Table. This payment will be reduced by any applicable charges and fees as described in the Contract Schedule (or any Rider).

After the first payment the dollar amount of the Variable Income Payment for each Investment Division will be determined as follows:

     The number of Annuity Units for each Investment Division is multiplied by the Investment Division's Annuity Unit value for the Business Day that the Variable Income Payment is being calculated. This result is the dollar amount of the payment for that Investment Division, less any applicable charges and fees as described in the Contract Schedule (or any Rider).

     The number of Annuity Units for each Investment Division is initially established by dividing the dollar amount of the first Variable Income Payment applicable to an Investment Division by that Investment Division's Annuity Unit value as of the Annuity Calculation Date. This number of Annuity Units remains fixed during the Income Period, unless the Annuitant (or beneficiary) makes transfers to or from the Investment Division. A new number of Annuity Units for the Investment Division would be computed to reflect such transfers.

The total dollar amount of each Variable Income Payment is the sum of all Investment Division Variable Income Payments.

Annuity Unit
The initial Annuity Unit Value for each Investment Division of the Separate Account was set by us.

The subsequent Annuity Unit value for each Investment Division is determined by multiplying the Annuity Unit value for the immediately preceding Business Day by the Investment Division's Net Investment Factor for the current Business Day and multiplying the result by a factor for each day since the last Business Day which offsets the Assumed Investment Return used to develop the Variable Annuity Tables. The Annuitant chooses the Assumed Investment Return (which must be acceptable to us) to be used at or before the Annuity Date. Upon thirty (30) days Notice, prior to the Annuity Date, the Annuitant may change the chosen Assumed Investment Return. If the Annuitant does not choose an Assumed Investment Return, the Assumed Investment Return will be as described in the Contract Schedule.

Frequency and Amount of Income Payments
Income Payments will be paid as monthly installments or at any frequency acceptable to You and us. If the amount of the Adjusted Account Balance to be applied under an Annuity Option is less than $5,000, we reserve the right to make one lump sum payment in lieu of Income Payments.

Basis of Payments
The Annuity Tables are based on the tables defined under the Annuity Option Information described in the Contract Schedule. We guarantee that the dollar amount of each Variable Income Payment after the first Variable Income Payment for that Annuity Date will not be affected by variations in actual mortality experience or expenses, but only by investment experience. The amount of each Fixed Income Payment is guaranteed by us.

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================================================================================
Suspension or Deferral of Payments or Transfers
We reserve the right to suspend or postpone payments of any amounts due under the Contract when permitted under applicable Federal or state laws, rules and regulations. We reserve the right to suspend or postpone payments from the Separate Account for a death benefit, withdrawal or transfer for any period when:

1. the New York Stock Exchange is closed (other than customary weekend and holiday closings);

2.   trading on the New York Stock Exchange is restricted;

3. an emergency exists as a result of which disposal of securities held in the Separate Account is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets; or

4. during any other period when the Securities and Exchange Commission, by order, so permits for the protection of the Owners.

The applicable rules and regulations of the Securities and Exchange Commission will govern as to whether the conditions described in (2) and (3) exist.

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================================================================================

                               Fixed Annuity Table

                         AMOUNT OF FIRST MONTHLY PAYMENT

PER $1000 OF CONTRACT VALUE
Annuitant Only

Option 1: Life Annuity

Attained Age
of Annuitant     Unisex
-----------------------
     55           3.81
     60           4.12
     65           4.53
     70           5.09
     75           5.87
     80           6.96
     85           8.54

Option 2: Life Annuity with 10 Years Of Income Annuity Payments Guaranteed

Attained Age
of Annuitant     Unisex
-----------------------
     55           3.79
     60           4.09
     65           4.48
     70           4.99
     75           5.64
     80           6.46
     85           7.40

Option 3: Joint and Last Survivor Life Annuity

               Age of Joint Annuitant - Unisex

Attained Age
Of Annuitant   10 Years   5 Years     Same    5 Years   10 Years
Unisex         Younger    Younger     Age      Older     Older
----------------------------------------------------------------
55               3.23       3.34      3.44     3.53       3.61
60               3.40       3.53      3.66     3.78       3.88
65               3.61       3.78      3.95     4.11       4.25
70               3.88       4.11      4.34     4.56       4.74
75               4.25       4.56      4.87     5.17       5.42
80               4.74       5.17      5.62     6.03       6.38
85               5.42       6.03      6.68     7.27       7.75

Option 4: Joint and Last Survivor Annuity with 10 Years of Income Payments Guaranteed

                  Age of Joint Annuitant - Unisex

Attained Age
of Annuitant   10 Years   5 Years     Same    5 Years   10 Years
Unisex         Younger    Younger     Age      Older     Older
----------------------------------------------------------------
55               3.23       3.34      3.44     3.53       3.61
60               3.40       3.53      3.66     3.78       3.88
65               3.61       3.78      3.95     4.11       4.24
70               3.88       4.11      4.34     4.55       4.72
75               4.24       4.55      4.86     5.14       5.37
80               4.72       5.14      5.56     5.93       6.20
85               5.37       5.93      6.48     6.92       7.19

Monthly installments for ages not shown will be furnished on request.

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================================================================================
[Variable Annuity Tables - AIR 3%

                         AMOUNT OF FIRST MONTHLY PAYMENT

PER $1000 OF CONTRACT VALUE
Annuitant Only

Option 1: Life Annuity

Attained Age
of Annuitant     Unisex
-----------------------
     55           3.81
     60           4.12
     65           4.53
     70           5.09
     75           5.87
     80           6.96
     85           8.54

Option 2: Life Annuity with 10 Years Of Income Annuity Payments Guaranteed

Attained Age
of Annuitant     Unisex
-----------------------
     55           3.79
     60           4.09
     65           4.48
     70           4.99
     75           5.64
     80           6.46
     85           7.40

Option 3: Joint and Last Survivor Life Annuity

               Age of Joint Annuitant - Unisex

Attained Age
Of Annuitant   10 Years   5 Years    Same     5 Years   10 Years
Unisex         Younger    Younger    Age       Older     Older
----------------------------------------------------------------
55               3.23       3.34      3.44     3.53       3.61
60               3.40       3.53      3.66     3.78       3.88
65               3.61       3.78      3.95     4.11       4.25
70               3.88       4.11      4.34     4.56       4.74
75               4.25       4.56      4.87     5.17       5.42
80               4.74       5.17      5.62     6.03       6.38
85               5.42       6.03      6.68     7.27       7.75

Option 4: Joint and Last Survivor Annuity with 10 Years of Income Payments Guaranteed

               Age of Joint Annuitant - Unisex

Attained Age
of Annuitant   10 Years   5 Years     Same    5 Years   10 Years
Unisex         Younger    Younger     Age      Older     Older
----------------------------------------------------------------
55               3.23       3.34      3.44     3.53       3.61
60               3.40       3.53      3.66     3.78       3.88
65               3.61       3.78      3.95     4.11       4.24
70               3.88       4.11      4.34     4.55       4.72
75               4.24       4.55      4.86     5.14       5.37
80               4.72       5.14      5.56     5.93       6.20
85               5.37       5.93      6.48     6.92       7.19

Monthly installments for ages not shown will be furnished on request.]

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[Variable Annuity Tables - AIR 4%

                         AMOUNT OF FIRST MONTHLY PAYMENT

PER $1000 OF CONTRACT VALUE
Annuitant Only

Option 1: Life Annuity

Attained Age
of Annuitant     Unisex
-----------------------
     55           441
     60           471
     65           512
     70           567
     75           644
     80           754
     85           913

Option 2: Life Annuity with 10 Years Of Income Annuity Payments Guaranteed

Attained Age
of Annuitant     Unisex
-----------------------
     55           439
     60           468
     65           505
     70           555
     75           619
     80           699
     85           791

Option 3: Joint and Last Survivor Life Annuity

               Age of Joint Annuitant - Unisex

Attained Age
Of Annuitant   10 Years   5 Years     Same    5 Years   10 Years
Unisex         Younger    Younger     Age      Older      Older
----------------------------------------------------------------
55               385        394       403       412       420
60               400        412       424       436       446
65               420        436       452       467       481
70               446        467       489       511       529
75               481        511       542       571       596
80               529        571       615       657       691
85               590        657       721       781       829

Option 4: Joint and Last Survivor Annuity with 10 Years of Income Payments Guaranteed

               Age of Joint Annuitant - Unisex

Attained Age
of Annuitant   10 Years   5 Years     Same    5 Years   10 Years
Unisex         Younger    Younger     Age      Older      Older
----------------------------------------------------------------
55               385        394       403       412       420
60               400        412       424       436       445
65               420        436       452       467       480
70               445        467       489       510       527
75               480        510       540       568       590
80               527        568       609       645       672
85               590        645       699       742       770

Monthly installments for ages not shown will be furnished on request.]


AIR 4%

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[Variable Annuity Tables - AIR 5%

                         AMOUNT OF FIRST MONTHLY PAYMENT

PER $1000 OF CONTRACT VALUE
Annuitant Only

Option 1: Life Annuity

Attained Age
of Annuitant     Unisex
-----------------------
     55           5.03
     60           5.33
     65           5.72
     70           6.26
     75           7.03
     80           8.13
     85           9.73

Option 2: Life Annuity with 10 Years Of Income Annuity Payments Guaranteed

Attained Age
of Annuitant     Unisex
-----------------------
     55           5.01
     60           5.28
     65           5.65
     70           6.12
     75           6.75
     80           7.53
     85           8.42

Option 3: Joint and Last Survivor Life Annuity

                   Age of Joint Annuitant - Unisex

Attained Age
Of Annuitant   10 Years   5 Years     Same    5 Years   10 Years
Unisex         Younger    Younger     Age      Older      Older
----------------------------------------------------------------
55               4.50        4.58      4.66      4.74     4.81
60               4.63        4.74      4.85      4.96     5.06
65               4.81        4.96      5.11      5.26     5.39
70               5.06        5.26      5.47      5.68     5.86
75               5.39        5.68      5.98      6.27     6.52
80               5.86        6.27      6.70      7.12     7.47
85               6.52        7.12      7.75      8.35     8.84

Option 4: Joint and Last Survivor Annuity with 10 Years of Income Payments Guaranteed

               Age of Joint Annuitant - Unisex

Attained Age
of Annuitant   10 Years   5 Years     Same    5 Years   10 Years
Unisex         Younger    Younger     Age      Older     Older
----------------------------------------------------------------
55               4.50       4.58      4.66      4.74      4.81
60               4.63       4.74      4.85      4.96      5.06
65               4.81       4.96      5.11      5.26      5.38
70               5.06       5.26      5.47      5.67      5.84
75               5.38       5.67      5.96      6.23      6.45
80               5.84       6.23      6.63      6.99      7.26
85               6.45       6.99      7.52      7.94      8.22

Monthly installments for ages not shown will be furnished on request.]

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================================================================================
[Variable Annuity Tables - AIR 6%

                         AMOUNT OF FIRST MONTHLY PAYMENT

PER $1000 OF CONTRACT VALUE
Annuitant Only

Option 1: Life Annuity

Attained Age
of Annuitant     Unisex
-----------------------
     55           5.68
     60           5.96
     65           6.34
     70           6.87
     75           7.63
     80           8.73
     85          10.33

Option 2: Life Annuity with 10 Years Of Income Annuity Payments Guaranteed

Attained Age
of Annuitant     Unisex
-----------------------
     55           5.65
     60           5.91
     65           6.26
     70           6.72
     75           7.32
     80           8.08
     85           8.95

Option 3: Joint and Last Survivor Life Annuity

               Age of Joint Annuitant - Unisex

Attained Age
Of Annuitant   10 Years   5 Years     Same    5 Years   10 Years
Unisex         Younger    Younger     Age      Older      Older
----------------------------------------------------------------
55               5.18       5.25      5.32      5.39      4.56
60               5.29       5.39      5.49      5.59      5.68
65               5.46       5.59      5.73      5.87      6.00
70               5.68       5.87      6.07      6.27      6.45
75               6.00       6.27      6.56      6.84      7.09
80               6.45       6.84      7.27      7.68      8.03
85               7.09       7.68      8.31      8.90      9.40

Option 4: Joint and Last Survivor Annuity with 10 Years of Income Payments Guaranteed

               Age of Joint Annuitant - Unisex

Attained Age
of Annuitant   10 Years   5 Years     Same    5 Years   10 Years
Unisex         Younger    Younger     Age      Older      Older
----------------------------------------------------------------
55               5.18       5.25      5.32      5.39      5.46
60               5.29       5.39      5.49      5.59      5.68
65               5.46       5.59      5.73      5.87      5.99
70               5.68       5.87      6.06      6.26      6.42
75               5.99       6.26      6.54      6.80      7.02
80               6.42       6.80      7.19      7.54      7.81
85               7.02       7.54      8.05      8.47      8.74

Monthly installments for ages not shown will be furnished on request.]


AIR 6%

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================================================================================



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                      CONTRACT SCHEDULE - EXAMPLE - L Class

OWNER/PARTICIPANT: [John Doe]                   SEX: [M]      AGE AT ISSUE: [50]

ANNUITANT: [John Doe]                           SEX: [M]      AGE AT ISSUE: [50]

CONTRACT NUMBER: [12345678]                     CONTRACT ISSUE DATE: [ ]

PLAN TYPE: [457(b)]

MAXIMUM ANNUITIZATION AGE: [Age 90 or 10 years after Employee Enrollment Date, whichever is later]

MAXIMUM DISABILITY WAIVER ATTAINED AGE AT EMPLOYEE ENROLLMENT DATE: [65]

MAXIMUM TERMINAL ILLNESS RIDER AGE AT EMPLOYEE ENROLLMENT DATE: [80]

MAXIMUM NURSING HOME OR HOME HOSPITAL CONFINEMENT RIDER AGE AT EMPLOYEE ENROLLMENT DATE: [80]

[MAXIMUM PURCHASE PAYMENT CREDIT AGE AT EMPLOYEE ENTROLLMENT DATE: [65] ]

PURCHASE PAYMENTS:
No payment can be made within [5 years] of the Employee's Maximum Annuitization Age. We reserve the right to reject any Purchase Payment.

     [Maximum Total Purchase Payments by Employee:
     [$1,000,000] without our prior approval.]

[Purchase Payment Credits:
[3%] for each Purchase Payment received from direct transfers or exchange amounts on a tax free basis that were not transferred or exchanged from a MetLife product or any product of its affiliates during the first two Employee Years. The Purchase Payment Credit is not available if the Employee is over age 65 on the Employee Enrollment Date.]

PRODUCT CHARGES:
     Separate Account:
     We assess certain daily charges on an annual basis to the percentages set out below of the average daily net asset value of each Investment Division of the Separate Account:

     [Separate Account Charges: [1.30%]]

     Additional Separate Account Charge on Investment Divisions:
                   XYZ Funds                      [0.25%]

     We reserve the right to impose additional Separate Account Charges on Investment Divisions that we may add to the Contract at any future date. The addition for any Investment Division will not be greater than [0.25%] basis points.

     Death Benefit Rider Charge:
     [Annual Step Up Rider Charge: [0.10%]]

     [Contract Level:
     Guaranteed Minimum Income Benefit Rider Charge: [0.35%] of the Employee's Income Base.]

     Annual Contract Fee:
     The Annual Contract Fee is [$30.00] each Employee Year. The Annual Contract Fee will be deducted one business day prior to each Employee Year Anniversary on a pro-rata basis from all of the Investment Divisions. No Annual Contract Fee applies to the Fixed Interest Account during the Employee Year. If a total withdrawal is made during the Accumulation Period, a pro rata portion (determined based upon the number of complete months that have elapsed since

G-MFFS (1/04)
     the prior Employee Year Anniversary) of the full Annual Contract Fee will be deducted at the time of the total withdrawal.

     No Annual Contract Fee will be deducted if:

     (1) The Employee Account Balance is at least $25,000 at the time the fee is deducted; or
     (2) The Employee's Purchase Payments during the last twelve months prior to the date the fee is deducted are at least $2,000; or
     (3) If, on the last day of the Contract Year, the Employee is on medical leave approved by You and You have informed us in writing of the Employee's status; or
     (4) If, on the last day of the Contract Year, the Employee has been called to active Armed Service duty and You have informed us in writing of the Employee's status; or
     (5)  If we agree in writing that none would apply.

     On the Annuity Calculation Date a pro-rata portion of the Annual Contract Fee for the applicable portion of the Employee Year will be deducted from the Employee Account Balance as described above. During the Income Period, we reserve the right to deduct the Annual Contract Fee of $30.00 each Employee Year, pro-rata from each Income Payment.

SEPARATE ACCOUNT:
[Metropolitan Life Separate Account E [403(a), 403(b), and 457(b)]

[Metropolitan Life Separate Account F [401(a), 401(k)]]

TRANSFER REQUIREMENTS:
[Number Permitted: We reserve the right to limit the number of transfers for any Employee Year up to a maximum of [12] (excluding transfers resulting from our automated investment strategies.).]

There may be further limitations on transfers from the Fixed Account to the Investment Divisions and transfers from the Investment Divisions to the Fixed Account as set forth in the Fixed Account Rider.

[Transfer Fee: In the event that [12] transfers are made in an Employee Year (excluding those related to our automated investment strategies), we reserve the right to deduct a Transfer Fee of up to $25.00 for each additional transfer in such Employee Year. The Transfer Fee will be deducted from the Investment Division or the Fixed Account from which the transfer is made. However, if the entire interest in the account option is being transferred, the Transfer Fee will be deducted from the amount that is transferred.]

WITHDRAWALS: A Withdrawal Charge is assessed against The Employee's Account Balance. The Withdrawal Charge is calculated at the time of each withdrawal. The Withdrawal Charge will be determined separately for each Investment Division from which a withdrawal is made.

  Withdrawal Charges are determined in accordance with the following schedule:

                               WITHDRAWAL CHARGES

If withdrawn during Employee Year          % Charge
---------------------------------          --------
1                                              9
2                                              8
3                                              7
4                                              6
5                                              5
6                                              4
7                                              2
Thereafter                                     0

[No withdrawal charge will be deducted in the event of:

G-MFFS (1/04)

1.   Payment of the Death Benefit
2.   [Unforeseen emergency;]
3.   [A withdrawal to satisfy a loan request for this [ plan ;]
4.   Application of The Employee's Account Balance to an Annuity Option;
5.   Any waiver included subject to the issuance of a Rider;
6. [The Employee's retirement (as verified in writing in a form acceptable to us) from the employer pursuant to the Plan's written provisions.][The Employee's retirement from the employer after five years from the Employee Enrollment Date for purchase payments that received a purchase payment credit];
7. [The Employee's severance from employment from the employer pursuant to the Plan's written provisions.][The Employee's severance from employment from the employer after five years from the Employee Enrollment Date purchase for payments that received a purchase payment credit];
8. If the withdrawal is required to avoid Federal Income Tax penalties or to satisfy Federal Income Tax rules concerning minimum distribution requirements that apply to this annuity. For purposes of this exception, we assume that this annuity is the only contract or funding vehicle from which distributions are required to be taken and we will ignore any other Account Balances The Employee may have. This exception does not apply if the withdrawal is to satisfy Section 72(t) requirements under the Internal Revenue Code;
9.   On a withdrawal after the seventh (7/th/) Employee Year; or
10. If the Employee transfers the Employee's Account Balance to another MetLife approved funding vehicle and we agree in writing that none will apply.]

FREE WITHDRAWAL AMOUNT: Each Employee Year after the first, the Employee can make a withdrawal of a portion of The Employee's Account Balance free from any Withdrawal Charge. The Free Withdrawal Amount each Employee Year is equal to 10% of the Employee Account Balance, less the total Free Withdrawal Amount previously withdrawn in the same Employee Year. The 10% Free Withdrawal Amount may be taken in an unlimited number of partial withdrawals during that Employee Year. This amount is non-cumulative.

Minimum Employee Partial Withdrawal: [$500.00]

[Minimum Withdrawal Value Which must Remain in the Employee Account Balance after a Partial Withdrawal: $2,000.00]

ANNUITY OPTION INFORMATION:
--------------------------

     1. The Annuity Date must not be less than 30 days from the Employee Enrollment Date.
     2. For Variable Income Payments, the Variable Annuity Tables are based on the Annuity 2000 Mortality Table with 7-year age setback and an Assumed Investment Return (AIR) of [ 3.00% - 6.00%].
     3. For Fixed Income Payments, the Fixed Annuity Tables are based on the Annuity 2000 Mortality Table with 7-year age setback with interest at the Minimum Guaranteed Interest Rate for the Fixed Account.

FIXED ACCOUNT:
     Initial Interest Rate: [ %]        Initial Guarantee Period Expires: [ 0/0]

     Minimum Guaranteed Interest Rate: [3.00%] annually

ADMINISTRATIVE OFFICE:
[MetLife
1125 17/th/ Street
Denver, CO 80202]

ENDORSEMENTS AND RIDERS ATTACHED TO THIS CONTRACT:
[Fixed Interest Account Rider for Variable Annuity
Death Benefit Rider (Standard)
Death Benefit Rider (Annual Step Up)
Guaranteed Minimum Income Benefit Rider
Purchase Payment Credit Rider
Waiver of Withdrawal Charge for Nursing Home or Hospital Confinement Rider Waiver of Withdrawal Charge for Terminal Illness Rider
Waiver of Withdrawal Charge for Disability Endorsement]

G-MFFS (1/04)

                            CONTRACT SCHEDULE eBonus

OWNER/PARTICIPANT: [John Doe]                   SEX: [M] AGE AT ISSUE: [50]

ANNUITANT: [John Doe]                           SEX: [M] AGE AT ISSUE: [50]

CONTRACT NUMBER: [12345678]                     CONTRACT ISSUE DATE: [ ]

PLAN TYPE: 457(b)

MAXIMUM ANNUITIZATION AGE: [Age 90 or 10 years after Employee Enrollment Date, whichever is later]

MAXIMUM DISABILITY WAIVER ATTAINED AGE: [65]

MAXIMUM TERMINAL ILLNESS RIDER ISSUE AGE: [80]

MAXIMUM NURSING HOME OR HOME HOSPITAL CONFINEMENT RIDER ISSUE AGE: [80]

[MAXIMUM PURCHASE PAYMENT CREDIT ISSUE AGE: [65] ]

PURCHASE PAYMENTS by Employee:
No payment can be made within [5 years] of the Maximum Employee Annuitization Age. We reserve the right to reject any Purchase Payment.

[Maximum Total Purchase Payments:
[$1,000,000] without our prior approval.]

[Purchase Payment Credits:
[3%] for each Purchase Payment received during the first Contract Year, except those Purchase Payments transferred or exchanged from a MetLife product or any product of its affiliates. The Purchase Payment Credit is not available if you are over age 65 on the Employee Enrollment Date.]

PRODUCT CHARGES:
Separate Account:
We assess certain daily charges on an annual basis to the percentages set out below of the average daily net asset value of each Investment Division of the Separate Account:

[Separate Account Charges: [[0.95%] [for the first [seven][7] Employee Years declining to [0.50%] in Contract Year [eight][8]

Additional Separate Account Charge on Investment Divisions:
XYZ Funds                                [0.25%]

We reserve the right to impose additional Separate Account Charges on Investment Divisions that we may add to the Contract at any future date. The addition for any Investment Division will not be greater than [0.25%] basis points.

Death Benefit Rider Charge:
[Annual Step up Rider Charge: [0.10%]]

[Certificate Level:
Guaranteed Minimum Income Benefit Rider Charge: [0.35%] of the Income Base.]

Annual Certificate Fee:
[The Annual Contract Fee is [$30.00] each Employee Year. The Annual Contract Fee will be deducted one business day prior to each Employee Year Anniversary on a pro-rata basis from all of the Investment Divisions. No Annual Contact Fee applies to the Fixed Interest Account during the Employee Year. If a total withdrawal is made during the Accumulation Period, a pro rata portion (determined based upon the number of complete months that have elapsed since the

G.MFFS (1/04)-457
prior Employee Year Anniversary) of the full Annual Contract Fee will be deducted at the time of the total withdrawal.

No Annual Contract Fee will be deducted if:

(1) the Employee Account Balance is at least $50,000 at the time the fee is deducted; or
(2) If, on the last day of the Employee Year, you are on medical leave approved by your employer and your employer has informed us in writing of your status; or
(3) If, on the last day of the Employee Year, you have been called to active Armed Service duty and your employer has informed us in writing of your status; or
(4)  If we agree in writing that none would apply.

On the Annuity Calculation Date a pro-rata portion of the Annual Contract Fee for the applicable portion of the Employee Year will be deducted from the Account Balance as described above. During the Income Period, we reserve the right to deduct the Annual Contract Fee of $30.00 each Employee Year, pro-rata from each Income Payment.]

SEPARATE ACCOUNT: [Metropolitan Life Separate Account E [403(a), 403(b) and 457(b)]

TRANSFER REQUIREMENTS:
[Number Permitted: We reserve the right to limit the number of transfers per Employee Year up to a maximum of [12] (excluding transfers resulting from our automated investment strategies)].

There may be further limitations on transfers from the Fixed Account to the Investment Divisions and transfers from the Investment Divisions to the Fixed Interest Account as set forth in the Fixed Interest Account Rider.

[Transfer Fee: In the event that [12] transfers are made in an Employee Year (excluding those related to our automated investment strategies), we reserve the right to deduct a Transfer Fee of up to $25.00 for each additional transfer in such employee Year. The Transfer Fee will be deducted from the Investment Division or the Fixed Interest Account from which the transfer is made. However, if the entire interest in the account option is being transferred, the Transfer Fee will be deducted from the amount that is transferred.]

WITHDRAWALS: A Withdrawal Charge is assessed against the Employee Account Balance. The Withdrawal Charge is calculated at the time of each withdrawal. The Withdrawal Charge will be determined separately for each Investment Division from which a withdrawal is made.

Withdrawal Charges are determined in accordance with the following schedule:

                               WITHDRAWAL CHARGES

If withdrawn during Employee Year          % Charge
1                                                 3
2                                                 3
3                                                 3
4                                                 3
5                                                 3
6                                                 3
7                                                 3
Thereafter                                        0

[No withdrawal charge will be deducted in the event of:

1. Payment of the Death Benefit
2. Application of the Employee Account Balance to an Annuity Option;
3. Any waiver included subject to the issuance of a Rider;
4. If the withdrawal is required for you to avoid Federal Income Tax penalties or to satisfy Federal Income Tax rules concerning

G.MFFS (1/04)-457
minimum distribution requirements that apply to this annuity. For purposes of this exception, we assume that this annuity is the only contract or funding vehicle from which distributions are required to be taken and we will ignore any other [457(b)] Account Balances you may have. This exception does not apply if the withdrawal is to satisfy Section 72(t) requirements under the Internal Revenue Code;
5. On a withdrawal after the seventh (7 th Employee Year; or 6. If you transfer your Account Balance to another MetLife approved funding vehicle and we agree in writing that none will apply.]

FREE WITHDRAWAL AMOUNT: Each Employee Year after the first, you can make a withdrawal of a portion of your Account Balance free from any Withdrawal Charge. The Free Withdrawal Amount each Employee Year is equal to 10% of the Account Balance, less the total Free Withdrawal Amount previously withdrawn in the same Employee Year. The 10% Free Withdrawal Amount may be taken in an unlimited number of partial withdrawals during that Employee Year. This amount is non-cumulative.

Minimum Partial Withdrawal: [$500.00]

[Minimum Withdrawal Value Which must Remain in the Employee Account Balance after a Partial Withdrawal: $2,000.00]

ANNUITY OPTION INFORMATION:
1. The Annuity Date must not be less than 30 days from the Issue Date.
2. For Variable Income Payments, the Variable Annuity Tables are based on the Annuity 2000 Mortality Table with 7-year age setback and an Assumed Investment Return (AIR) of [3.00% - 6.00%].
3. For Fixed Income Payments, the Fixed Annuity Tables are based on the Annuity 2000 Mortality Table with 7-year age setback with interest at the Minimum Guaranteed Interest Rate for the Fixed Account.

FIXED INTEREST ACCOUNT:
[Initial Interest Rate:   [ %]       Initial Guarantee Period Expires: [0/0]

Minimum Guaranteed Interest Rate: [3.00%] annually]

ADMINISTRATIVE OFFICE:
[MetLife
1125 17th Street
Denver, CO 80202]

ENDORSEMENTS AND RIDERS ATTACHED TO THIS CONTRACT:
[Fixed Interest Account Rider for Variable Annuity
Death Benefit Rider (Standard)
Death Benefit Rider (Annual Step Up)
Guaranteed Minimum Income Benefit Rider
Purchase Payment Credit Rider
Waiver of Withdrawal Charge for Nursing Home or Hospital Confinement Rider Waiver of Withdrawal Charge for Terminal Illness Rider
Waiver of Withdrawal Charge for Disability Endorsement]

G.MFFS (1/04)-457

                           CONTRACT SCHEDULE - B Class

OWNER/PARTICIPANT: [John Doe]                   SEX: [M] AGE AT ISSUE: [50]

ANNUITANT: [John Doe]                           SEX: [M] AGE AT ISSUE: [50]

CONTRACT NUMBER: [12345678]                     CONTRACT ISSUE DATE: [ ]

PLAN TYPE: 457(b)

MAXIMUM ANNUITIZATION AGE: [Age 90 or 10 years after Employee Enrollment Date, whichever is later]

MAXIMUM DISABILITY WAIVER ATTAINED AGE AT EMPLOYEE ENROLLMENT DATE: [65]

MAXIMUM TERMINAL ILLNESS RIDER AGE AT EMPLOYEE ENROLLMENT DATE: [80]

MAXIMUM NURSING HOME OR HOME HOSPITAL CONFINEMENT RIDER AGE AT EMPLOYEE ENROLLMENT DATE: [80]

[MAXIMUM PURCHASE PAYMENT CREDIT AGE AT EMPLOYEE ENROLLMENT DATE: [65] ]

PURCHASE PAYMENTS:
No payment can be made within [5 years] of the Employee's Maximum Annuitization Age. We reserve the right to reject any Purchase Payment.

     [Maximum Total Purchase Payments by Employee:
     [$1,000,000] without our prior approval.]

[Purchase Payment Credits:
[3%] for each Purchase Payment received from direct transfers or exchange amounts on a tax free basis that were not transferred or exchanged from a MetLife product or any product of its affiliates during the first two Employee Years. The Purchase Payment Credit is not available if the Employee is over age 65 on the Employee Enrollment Date.]

PRODUCT CHARGES:
     Separate Account:
     We assess certain daily charges on an annual basis to the percentages set out below of the average daily net asset value of each Investment Division of the Separate Account:

     [Separate Account Charges: [1.15%]]

     Additional Separate Account Charge on Investment Divisions:
            XYZ Funds                    [0.25%]

     We reserve the right to impose additional Separate Account Charges on Investment Divisions that we may add to the Contract at any future date. The addition for any Investment Division will not be greater than [0.25%] basis points.

     Death Benefit Rider Charge:
     [Annual Step Up Rider Charge: [0.10%]

     [Contract Level: Guaranteed Minimum Income Benefit Rider Charge: [0.35%] of the Employee's Income Base.]

     Annual Contract Fee:
     The Annual Contract Fee is [$30.00] per Employee each Employee Year. The Annual Contract Fee will be deducted one business day prior to each Employee Year Anniversary on a pro-rata basis from all of the Investment Divisions. No Annual Contract Fee applies to the Fixed Account. If a total withdrawal is made during the Accumulation Period, a pro rata portion (determined based upon the number of complete months that have elapsed since the prior Employee Year Anniversary) of the full Annual Contract Fee will be deducted at the time of the total withdrawal.

G-MFFS (1/04)

     No Annual Contract Fee will be deducted if:

     (1) The Employee Account Balance is at least $25,000 at the time the fee is deducted; or
     (2) Employee Purchase Payments during the last twelve months prior to the date the fee is deducted are at least $2,000; or
     (3) If, on the last day of the Employee Year, the Employee is on medical leave approved by You and You have informed us in writing of the Employee's status; or
     (4) If, on the last day of the Contract Year, the Employee has been called to active Armed Service duty and You have informed us in writing of the Employee's status; or
     (5)  If we agree in writing that none would apply.

     On the Annuity Calculation Date a pro-rata portion of the Annual Contract Fee for the applicable portion of the Employee Year will be deducted from the Employee Account Balance as described above. During the Income Period, we reserve the right to deduct the Annual Contract Fee of $30.00 each Employee Year, pro-rata from each Income Payment.

SEPARATE ACCOUNT:
[Metropolitan Life Separate Account E [403(a), 403(b), and 457(b)]

[Metropolitan Life Separate Account F [401(a), 401(k)]]

TRANSFER REQUIREMENTS:
[Number Permitted: We reserve the right to limit the number of transfers for any Employee Year up to a maximum of [12] (excluding transfers resulting from our automated investment strategies.).]

There may be further limitations on transfers from the Fixed Account to the Investment Divisions and transfers from the Investment Divisions to the Fixed Account as set forth in the Fixed Account Rider.

[Transfer Fee: In the event that [12] transfers are made in an Employee Year (excluding those related to our automated investment strategies), by an Employee we reserve the right to deduct a Transfer Fee of up to $25.00 for each additional transfer in such Employee Year. The Transfer Fee will be deducted from the Investment Division or the Fixed Account from which the transfer is made. However, if the entire interest in the account option is being transferred, the Transfer Fee will be deducted from the amount that is transferred.]

WITHDRAWALS: A Withdrawal Charge is assessed against the Employee Account Balance. The Withdrawal Charge is calculated at the time of each withdrawal. The Withdrawal Charge will be determined separately for each Investment Division from which a withdrawal is made.

  Withdrawal Charges are determined in accordance with the following schedule:

                               WITHDRAWAL CHARGES

If withdrawn during Employee Year          % Charge
---------------------------------          --------
1                                                 9
2                                                 9
3                                                 9
4                                                 9
5                                                 8
6                                                 7
7                                                 6
8                                                 5
9                                                 4
10                                                3
11                                                2
12                                                1
Thereafter                                        0

G-MFFS (1/04)

[No withdrawal charge will be deducted in the event of:

1.   Payment of the Death Benefit
2.   [Unforeseen emergency;]
3.   [A withdrawal to satisfy a loan request for this [Plan;]
4.   Application of the Employee's Account Balance to an Annuity Option;
5.   Any waiver included subject to the issuance of a Rider;
6. [The Employee's severance from employment from the employer pursuant to the Plan's written provisions.][The Employee's severance from employment from the employer The Employee after five years from the Employee Enrollment Date for purchase payments that received a purchase payment credit];
7. [The Employee's retirement (as verified in writing in a form acceptable to us) from the employer pursuant to the Plan's written provisions.] [The Employee's retirement from the employer after five years from the Employee Enrollment Date for purchase payments that received a purchase payment credit.]
8. If the withdrawal is required to avoid Federal Income Tax penalties or to satisfy Federal Income Tax rules concerning minimum distribution requirements that apply to this annuity. For purposes of this exception, we assume that this annuity is the only contract or funding vehicle from which distributions are required to be taken and we will ignore any other Account Balances the Employee may have. This exception does not apply if the withdrawal is to satisfy Section 72(t) requirements under the Internal Revenue Code;
9.   On a withdrawal after the twelfth (12/th/) Employee Year; or
10. If the Employee transfers the Employee Account Balance to another MetLife approved funding vehicle and we agree in writing that none will apply.]

FREE WITHDRAWAL AMOUNT: Each Employee Year after the first, The Employee can make a withdrawal of a portion of you're the Employee Account Balance free from any Withdrawal Charge. The Free Withdrawal Amount each Employee Year is equal to 10% of the Employee Account Balance, less the total Free Withdrawal Amount previously withdrawn in the same Employee Year. The 10% Free Withdrawal Amount may be taken in an unlimited number of partial withdrawals during that Employee Year. This amount is non-cumulative.

Minimum Employee Partial Withdrawal: [$500.00]

[Minimum Withdrawal Value Which must Remain in the Employee Account Balance after a Partial Withdrawal: $2,000.00]

ANNUITY OPTION INFORMATION:
--------------------------

     1. The Annuity Date must not be less than 30 days from the Employee Enrollment Date.
     2. For Variable Income Payments, the Variable Annuity Tables are based on the Annuity 2000 Mortality Table with 7-year age setback and an Assumed Investment Return (AIR) of [ 3.00% - 6.00%].
     3. For Fixed Income Payments, the Fixed Annuity Tables are based on the Annuity 2000 Mortality Table with 7-year age setback with interest at the Minimum Guaranteed Interest Rate for the Fixed Account.

FIXED ACCOUNT:
     Initial Interest Rate: [ %]        Initial Guarantee Period Expires: [ 0/0]

     Minimum Guaranteed Interest Rate: [3.00%] annually

ADMINISTRATIVE OFFICE:
[MetLife
1125 17/th/ Street
Denver, CO 80202]

ENDORSEMENTS AND RIDERS ATTACHED TO THIS CONTRACT:
[Fixed Account Rider for Variable Annuity
Death Benefit Rider (Standard)
Death Benefit Rider (Annual Step Up)
Guaranteed Minimum Income Benefit Rider
Purchase Payment Credit Rider
Waiver of Withdrawal Charge for Nursing Home or Hospital Confinement Rider Waiver of Withdrawal Charge for Terminal Illness Rider

G-MFFS (1/04)

Waiver of Withdrawal Charge for Disability Endorsement]


G-MFFS (1/04)

                           CONTRACT SCHEDULE - C Class

OWNER/PARTICIPANT: [John Doe]                   SEX: [M]      AGE AT ISSUE: [50]

ANNUITANT: [John Doe]                           SEX: [M]      AGE AT ISSUE: [50]

CONTRACT NUMBER: [12345678]                     CONTRACT ISSUE DATE: [ ]

PLAN TYPE: [457(b)]

MAXIMUM ANNUITIZATION AGE:
[Age 90 or 10 years after Employee Enrollment Date, whichever is later]

PURCHASE PAYMENTS:
No payment can be made within [5 years] of the Employee's Maximum Annuitization Age. We reserve the right to reject any Purchase Payment.

     [Maximum Total Purchase Payments by Employee:
     [$1,000,000] without our prior approval.]

PRODUCT CHARGES:
     Separate Account:
     We assess certain daily charges on an annual basis to the percentages set out below of the average daily net asset value of each Investment Division of the Separate Account:

     [Separate Account Charges: [1.45%]]

     Additional Separate Account Charge on Investment Divisions:
          XYZ Funds          [0.25%]

     We reserve the right to impose additional Separate Account Charges on Investment Divisions that we may add to the Contract at any future date. The addition for any Investment Division will not be greater than [0.25%] basis points.

     Death Benefit Rider Charge:
     [Annual Step Up Rider Charge: [0.10%]]

     [Contract Level:
     Guaranteed Minimum Income Benefit Rider Charge: [0.35%] of the Income
     Base.]

     Annual Contract Fee:
     The Annual Contract Fee is [$30.00] each Employee Year. The Annual Contract Fee will be deducted one business day prior to each Employee Year Anniversary on a pro-rata basis from all of the Investment Divisions. No Annual Contract Fee applies to the Fixed Interest Account during the Employee Year. If a total withdrawal is made during the Accumulation Period, a pro rata portion (determined based upon the number of complete months that have elapsed since the prior Employee Year Anniversary) of the full Annual Contract Fee will be deducted at the time of the total withdrawal.

     No Annual Contract Fee will be deducted if:

G-MFFS (1/04)

     (1) The Employee Account Balance is at least $25,000 at the time the fee is deducted; or
     (2) The Employee's Purchase Payments during the last twelve months prior to the date the fee is deducted are at least $2,000; or
     (3) If, on the last day of the Employee Year, the Employee is on medical leave approved by Youand You employer have informed us in writing of the Employee's status; or
     (4) If, on the last day of the Employee Year, the Employee has been called to active Armed Service duty and You have informed us in writing of the Employee's status; or
     (5)  If we agree in writing that none would apply.

     On the Annuity Calculation Date a pro-rata portion of the Annual Contract Fee for the applicable portion of the Employee Year will be deducted from the Account Balance as described above. During the Income Period, we reserve the right to deduct the Annual Contract Fee of $30.00 each Employee Year, pro-rata from each Income Payment.

SEPARATE ACCOUNT:

[Metropolitan Life Separate Account E [403(a), 403(b), and 457(b)]

[Metropolitan Life Separate Account F [401(a), 401(k)]]

TRANSFER REQUIREMENTS:
[Number Permitted: We reserve the right to limit the number of transfers per Employee Year up to a maximum of [12] (excluding transfers resulting from our automated investment strategies.).]

There may be further limitations on transfers from the Fixed Interest Account to the Investment Divisions and transfers from the Investment Divisions to the Fixed Account as set forth in the Fixed Interest Account Rider.

[Transfer Fee: In the event that [12 or more ] transfers are made in a Employee Year (excluding those related to our automated investment strategies), we reserve the right to deduct a Transfer Fee of up to $25.00 for each additional transfer in such Employee Year. The Transfer Fee will be deducted from the Investment Division or the Fixed Account from which the transfer is made. However, if the entire interest in the account option is being transferred, the Transfer Fee will be deducted from the amount that is transferred.]

Minimum Employee Partial Withdrawal: [$500.00]

[Minimum Withdrawal Value Which must Remain in the Employee Account Balance after a Partial Withdrawal: $2,000.00]

ANNUITY OPTION INFORMATION:
--------------------------

     1. The Annuity Date must not be less than 30 days from the Employee Enrollment Date.
     2. For Variable Income Payments, the Variable Annuity Tables are based on the Annuity 2000 Mortality Table with 7-year age setback and an Assumed Investment Return (AIR) of [ 3.00% - 6.00%].
     3. For Fixed Income Payments, the Fixed Annuity Tables are based on the Annuity 2000 Mortality Table with 7-year age setback with interest at the Minimum Guaranteed Interest Rate for the Fixed Account.

FIXED INTEREST ACCOUNT:

G-MFFS (1/04)

     Initial Interest Rate:  [ %]      Initial Guarantee Period Expires:  [ 0/0]

     Minimum Guaranteed Interest Rate: [3.00%] annually

ADMINISTRATIVE OFFICE:
[MetLife
1125 17/th/ Street
Denver, CO 80202]

ENDORSEMENTS AND RIDERS ATTACHED TO THIS CONTRACT:
[Fixed Account Rider for Variable Annuity
Death Benefit Rider (Standard)
Death Benefit Rider (Annual Step Up)
Guaranteed Minimum Income Benefit Rider


G-MFFS (1/04)

                           CONTRACT SCHEDULE - E Class

OWNER/PARTICIPANT: [John Doe]                   SEX: [M]      AGE AT ISSUE: [50]

ANNUITANT: [John Doe]                           SEX: [M]      AGE AT ISSUE: [50]

CONTRACT NUMBER: [12345678]                     CONTRACT ISSUE DATE: [ ]

PLAN TYPE: [-457(b) ]

MAXIMUM ANNUITIZATION AGE:
[Age 90 or 10 years after Employee Enrollment Date, whichever is later]

PURCHASE PAYMENTS by Employee:
No payment can be made within [5 years] of the Employee's Maximum Annuitization Age. We reserve the right to reject any Purchase Payment.

[Maximum Total Purchase Payments:
[$1,000,000] without our prior approval.]

PRODUCT CHARGES:
     Separate Account:
     We assess certain daily charges on an annual basis to the percentages set out below of the average daily net asset value of each Investment Division of the Separate Account:

     [Separate Account Charges: [.50%]]

     Additional Separate Account Charge on Investment Divisions:
          XYZ Funds [0.25%]

     We reserve the right to impose additional Separate Account Charges on Investment Divisions that we may add to the Contract at any future date. The addition for any Investment Division will not be greater than [0.25%] basis points.

Death Benefit Rider Charge:
[Annual Step Up Rider Charge: [0.10%]]

[Certificate Level:
Guaranteed Minimum Income Benefit Rider Charge: [0.35%] of the Income Base.]

Annual Certificate Fee:
[The Annual Contract Fee is [$30.00] each Employee Year. The Annual Contract Fee will be deducted one business day prior to each Employee Year Anniversary on a pro-rata basis from all of the Investment Divisions. No Annual Contact Fee applies to the Fixed Account during the Employee Year. If a total withdrawal is made during the Accumulation Period, a pro rata portion (determined based upon the number of complete months that have elapsed since the prior Employee Year) of the full Annual Contract Fee will be deducted at the time of the total withdrawal.

No Annual Contract Fee will be deducted if:

(1) The Employee Account Balance is at least $50,000 at the time the fee is deducted; or
(2) If, on the last day of the Employee Year, the Employee is on medical leave approved by You and Your employer and the Employee and employer have informed us in writing of your status; or
(3) If, on the last day of the Employee Year, the Employee has been called you have been called to active Armed Service duty and your employer has informed us in writing of the Employee's status; or
(4) If we agree in writing that none would apply.

G-MFFS (1/04)-457

On the Annuity Calculation Date a pro-rata portion of the Annual Contract Fee for the applicable portion of the Employee Year will be deducted from the Account Balance as described above. During the Income Period, we reserve the right to deduct the Annual Contract Fee of $30.00 each Employee Year, pro-rata from each Income Payment.]

SEPARATE ACCOUNT:
[Metropolitan Life Separate Account E [403(a), 403(b) and 457(b)]

[Metropolitan Life Separate Account F[401(a), 401(k)]]

TRANSFER REQUIREMENTS:
[Number Permitted: We reserve the right to limit the number of transfers per Employee Year up to a maximum of [12] (excluding transfers resulting from our automated investment strategies.).]

There may be further limitations on transfers from the Fixed Interest Account to the Investment Divisions and transfers from the Investment Divisions to the Fixed Interest Account as set forth in the Fixed Interest Account Rider.

[Transfer Fee: In the event that [12] transfers are made in a Employee Year (excluding those related to our automated investment strategies), we reserve the right to deduct a Transfer Fee of up to $25.00 for each additional transfer in such Employee Year. The Transfer Fee will be deducted from the Investment Division or the Fixed Account from which the transfer is made. However, if the entire interest in the account option is being transferred, the Transfer Fee will be deducted from the amount that is transferred.]

Minimum Employee Partial Withdrawal: [$500.00]

[Minimum Withdrawal Value Which must Remain in the Employee Account Balance after a Partial Withdrawal: $2,000.00]

ANNUITY OPTION INFORMATION:

1.   The Annuity Date must not be less than 30 days from the Issue Date.
2. For Variable Income Payments, the Variable Annuity Tables are based on the Annuity 2000 Mortality Table with 7-year age setback and an Assumed Investment Return (AIR) of [3.00% - 6.00%].
3. For Fixed Income Payments, the Fixed Annuity Tables are based on the Annuity 2000 Mortality Table with 7-year age setback with interest at the Minimum Guaranteed Interest Rate for the Fixed Account.

FIXED INTEREST ACCOUNT:
     Initial Interest Rate: [ %]        Initial Guarantee Period Expires: [ 0/0]

Minimum Guaranteed Interest Rate: [3.00%] [annually]

ADMINISTRATIVE OFFICE:
[MetLife
1125 17th Street
Denver, CO 80202]

ENDORSEMENTS AND RIDERS ATTACHED TO THIS CONTRACT:
[Fixed Interest Account Rider for Variable Annuity
Death Benefit Rider (Standard)
Death Benefit Rider (Annual Step Up)
Guaranteed Minimum Income Benefit Rider]

G-MFFS (1/04)-457

                       Metropolitan Life Insurance Company

                               One Madison Avenue
                            New York, New York 10010

--------------------------------------------------------------------------------
             WAIVER OF WITHDRAWAL CHARGE FOR TERMINAL ILLNESS RIDER

This Rider forms a part of the Contract to which it is attached and is effective as of the Issue Date. In the case of a conflict with any provision in the Contract, the provisions of this Rider will control. This Rider is irrevocable and its provisions will remain as part of the Contract until the earlier of the Annuity Date or the date that the Contract terminates. This Rider amends the Contract as follows:

The following is added to the "PURCHASE PAYMENTS" section of the "PURCHASE PAYMENTS PROVISIONS:"

If a Withdrawal Charge has been or will be waived for Terminal Illness under the terms of this Rider, Employee Purchase Payments can no longer be made under the Contract.

The following provisions are added to the Contract:

                WAIVER OF WITHDRAWAL CHARGE FOR TERMINAL ILLNESS

After the first Employee Year Anniversary, the Withdrawal Charge will be waived upon a withdrawal if:

     1. The Employee [with respect to whom the withdrawal is requested] is terminally ill and not expected to live more than 12 months;
     2. A Qualified Physician certifies to the Employee's illness and life expectancy;
     3. The Employee had not been diagnosed with the terminal illness as of the Employee Enrollment Date; and
     4. The Employee was less than the Maximum Terminal Illness Rider Issue Age specified on the Contract Schedule on the Employee Enrollment Date.

A Qualified Physician is any person duly licensed and legally qualified to diagnose and treat sickness and injuries. A physician must be providing services within the scope of his or her license. A Physician may not be a member of the Owner's immediate family. Immediate family members include the Owner's spouse, children, parents, grandparents, grandchildren, siblings and in-laws.

Metropolitan Life Insurance Company has caused this Rider to be signed by its Vice-President & Secretary.

/s/ Gwenn L. Carr
Gwenn L. Carr
Vice-President & Secretary

G-ML-595 (1/04)-457

                       Metropolitan Life Insurance Company

                               One Madison Avenue
                            New York, New York 10010

--------------------------------------------------------------------------------
DEATH BENEFIT RIDER - GREATER OF RETURN OF PURCHASE PAYMENTS/ACCOUNT BALANCE

This Rider forms a part of the Contract to which it is attached and is effective upon issuance. In case of a conflict with any provision in the Contract, the provisions of this Rider will control. The provisions of this Rider will remain part of the Contract until the Contract terminates. This Rider amends the Contract as follows:

                            DEATH BENEFIT PROVISIONS

The following replaces the "Death Benefit Amount During the Accumulation Period" section of the "Death Benefit Provisions:"

DEATH BENEFIT AMOUNT DURING THE ACCUMULATION PERIOD -
The "Death Benefit Amount" for each Employee will be the greatest of:

(1)  the Employee's Account Balance less any outstanding loan balance; or

(2) total Purchase Payments, reduced proportionately by the Percentage Reduction in the Employee's Account Balance attributable to each partial withdrawal.

We compute the Percentage Reduction in Employee Account Balance attributable to a partial withdrawal by dividing the dollar amount of the withdrawal plus any applicable Withdrawal Charges by the Employee Account Balance immediately preceding such withdrawal. When we reduce a value proportionately by the Percentage Reduction in Employee Account Balance attributable to a partial withdrawal we multiply that value by 1 minus the Percentage Reduction.

The Death Benefit Amount is determined as of the end of the Business Day on which we have received Notice of both due proof of death and the first acceptable election for the payment method. Any excess of the Death Benefit Amount over the Employee Account Balance will be allocated to each applicable Investment Division (and/or other account option included by Rider) in the ratio that the portion of the Employee Account Balance in such Investment Division (and/or other account) bears to the total Employee Account Balance. If the death benefit is not paid immediately in a lump sum, any portion of the Death Benefit Amount in the Separate Account remains in the Separate Account until distribution begins. From the time the death benefit is determined until complete distribution is made, any amount in the Separate Account will be subject to investment risk. This risk is borne by the Beneficiary (ies).

Metropolitan Life Insurance Company has caused this Rider to be signed by its Vice-President & Secretary.

/s/ Gwenn L. Carr
Gwenn L. Carr
Vice-President & Secretary

G.ML-550 (1/04)-457

                       Metropolitan Life Insurance Company

                               One Madison Avenue
                            New York, New York 10010

--------------------------------------------------------------------------------
DEATH BENEFIT RIDER - ANNUAL STEP-UP
This Rider forms a part of the Contract to which it is attached and is effective upon issuance. In case of a conflict with any provision in the Contract, the provisions of this Rider will control. Employee election of this Rider is irrevocable and its provisions will remain part of the Contract until the Contract terminates. This Rider amends the Contract as follows:

                            DEATH BENEFIT PROVISIONS
The following replaces the "Death Benefit Amount During The Accumulation Period" section of the "Death Benefit Provisions:"

DEATH BENEFIT AMOUNT DURING THE ACCUMULATION PERIOD -
The "Death Benefit Amount" for each Employee will be the greater of:

(a)  the Employee's Account Balance; or

(b) Highest Anniversary Value: On the Issue Date we set this value equal to the Employee's initial Purchase Payment. During each Contract Year, we increase this value by any Purchase Payments made and reduce it proportionately by the Percentage Reduction in the Employee's Account Balance attributable to any partial withdrawals taken less any outstanding loan balance. On every Contract Anniversary prior to the Employee's 81st birthday, we compare this value to the current Employee's Account Balance and we set the Highest Anniversary Value equal to the higher amount; or

(c) Total Purchase Payments, reduced proportionately by the Percentage Reduction in Employee Account Balance attributable to each partial withdrawal.

We compute the Percentage Reduction in Employee Account Balance attributable to a partial withdrawal by dividing the dollar amount of the withdrawal plus any applicable Withdrawal Charges by the Employee Account Balance immediately preceding such withdrawal. When we reduce a value proportionately by the Percentage Reduction in Employee Account Balance attributable to a partial withdrawal we multiply that value by 1 minus the Percentage Reduction.

The Death Benefit Amount is determined as of the end of the Business Day on which we have received Notice of both due proof of death and the first acceptable election for the payment method. Any excess of the Death Benefit Amount over the Employee Account Balance will be allocated to each applicable Investment Division (and/or other account option included by Rider) in the ratio that the portion of the Employee Account Balance in such Investment Division (and/or other account) bears to the total Employee Account Balance. If the death benefit is not paid immediately in a lump sum, any portion of the Death Benefit Amount in the Separate Account remains in the Separate Account until distribution begins. From the time the death benefit is determined until complete distribution is made, any amount in the Separate Account will be subject to investment risk. This risk is borne by the Beneficiary(ies).

This Rider forms a part of the Certificate to which it is attached and is effective upon issuance. In case of a conflict with any provision in the Certificate, the provisions of this Rider will control. Your election of this Rider is irrevocable and its provisions will remain part of the Certificate until the Certificate terminates. This Rider amends the Certificate as follows:

The charge for this Rider is reflected on the Certificate Schedule.

Metropolitan Life Insurance Company has caused this Rider to be signed by its Vice-President & Secretary.

/s/ Gwenn L. Carr
Gwenn L. Carr
Vice-President & Secretary

G-ML-550 (1/04)-457

                       Metropolitan Life Insurance Company

                               One Madison Avenue
                            New York, New York 10010

--------------------------------------------------------------------------------
                WAIVER OF WITHDRAWAL CHARGE FOR DISABILITY RIDER

This Rider forms a part of the Contract to which it is attached and is effective as of the Issue Date. In the case of a conflict with any provision in the Contract, the provisions of this Rider will control. This Rider is irrevocable and its provisions will remain part of the Contract until the earlier of the Annuity Date or the date the Contract terminates. This Rider amends the Contract as follows:

The following is added to the "PURCHASE PAYMENTS" section of the "PURCHASE PAYMENT PROVISIONS:"

If a Withdrawal Charge has been or will be waived for Disability under the terms of this Rider, Employee Purchase Payments can no longer be made under the Contract.

The following is added to the Contract:

WAIVER OF WITHDRAWAL CHARGE FOR DISABILITY

After the first Contract Anniversary, the Withdrawal Charge will be waived upon a withdrawal if the Employee is less than the Maximum Disability Waiver Attained Age stated on the Contract Schedule, became permanently and totally disabled subsequent to the first Employee Year Anniversary and is receiving disability benefits from the Social Security Administration.

Metropolitan Life Insurance Company has caused this Rider to be signed by its Vice-President & Secretary.

/s/ Gwenn L. Carr
Gwenn L. Carr
Vice-President & Secretary

G-ML-6 (1/04)-457

                       Metropolitan Life Insurance Company

                               One Madison Avenue
                            New York, New York 10010

--------------------------------------------------------------------------------
                FIXED INTEREST ACCOUNT RIDER FOR VARIABLE ANNUITY

This Rider is part of the Contract to which it is attached and is effective upon issuance. In the case of a conflict with any provision of the Contract, the provisions of this Rider will control. This Rider amends the Contract as follows:

I.   DEFINITIONS -

The following replaces the definition of "Account Balance" in the "Definitions" section:

     ACCOUNT BALANCE:
     The sum of an Employee's interest in the Investment Divisions of the Separate Account and an Employee's interest in this Fixed Interest Account option (and any other account options that may be included by Rider).

The following is added to the "Definitions" section:

     FIXED INTEREST ACCOUNT:
     This option is backed by our General Account and pays interest guaranteed by us on Purchase Payments or transfers allocated to it. It does not share in the investment experience of any Investment Division of the Separate Account.

II.  FIXED INTEREST ACCOUNT - The following is added to the Contract:

                        FIXED INTEREST ACCOUNT PROVISIONS

FIXED INTERST ACCOUNT - An Employee can choose to have Purchase Payments allocated to the Fixed Interest Account. During the Accumulation Period An Employee can transfer any portion of The Employee's Account Balance[, less any outstanding loan balance,] to the Fixed Interest Account from the Separate Account and to the Separate Account from the Fixed Interest Account, subject to the terms of this Contract.

FIXED INTERST ACCOUNT BALANCE - The Employee's Fixed Interest Account Balance at any time during the Accumulation Period is equal to:

     1.   The Purchase Payments allocated to the Fixed Interest Account; plus

     2. The amounts transferred from other options to the Fixed Interest Account; plus

     3.   Interest credited to the Fixed Interest Account; less

     4. Any withdrawals taken from the Fixed Interest Account and any applicable charges; less

     5. Any amounts transferred to other options from the Fixed Interest Account less

     6. Any fees, charges or any applicable premium and other taxes deducted from the Fixed Interest Account.

INTEREST TO BE CREDITED - We guarantee that the interest credited to Your Fixed Interest Account Balance will not be less than the Fixed Interest Account Minimum Guaranteed Interest Rate shown on the Contract Schedule. We may credit additional interest at our discretion.

The interest rate for each amount allocated to the Fixed Interest Account is set by us in advance on the beginning of each calendar quarter (January 1, April 1, etc.). The declared interest rate in effect when a new Purchase Payment is received will be credited on that Purchase Payment from the date it is received until the last day of the calendar quarter of the following year, at which time a renewal rate will be set. Thereafter, each year a renewal rate will apply to that amount plus the interest previously credited to that amount. The renewal rate will be set by us in advance and will apply for 12 months.

G-ML-550 (1/04)-457                     1

Interest will be credited to the Fixed Interest Account on a daily basis.

RESTRICTION OF PURCHASE PAYMENTS AND TRANSFERS TO THE FIXED INTEREST ACCOUNT - We reserve the right to restrict Purchase Payments and transfers to the Fixed Interest Account:

..  If the effective annual rate of interest that would apply to a new Purchase
   Payment to the Fixed Interest Account is the Fixed Interest Account Minimum Guaranteed Rate shown on the Contract Schedule; or
.. If the Contract's Fixed Interest Account Balance equals or exceeds our published maximum for the Fixed Interest Account.

     DEFERRAL OF PAYMENTS OR TRANSFERS FROM THE FIXED ACCOUNT - We reserve the right to defer payment for a withdrawal or transfer from the Fixed Interest Account for the period permitted by law but for not more than six (6) months after Notice to us.

III. TRANSFER PROVISIONS - The following is added to the "Transfers During the Accumulation Period" section of the "Transfer Provisions:"

     During the Accumulation Period, You can make transfers from the Investment Divisions to the Fixed Interest Account and from the Fixed Interest Account to the Investment Divisions. All transfers are subject to any restrictions or limitations described in the Contract. Transfers will be made on a "first-in-first-out basis" (FIFO) basis.

     If an Employee makes a transfer from the Fixed Interest Account, we will determine which deposits and earnings to take it from as if it was a withdrawal from the Contract. If a transfer is made from the Fixed Interest Account to the Separate Account, and then within 12 months a transfer is made from the Separate Account to the Fixed Interest Account, this will be treated as the return of the same money (whether or not it really is). Thus, after the transfer to the Fixed Interest Account, it will earn the same interest rate it would have earned had neither transfer ever taken place. Any amounts in excess of the amount originally transferred out of the Fixed Interest Account, and any amounts transferred back to the Fixed Interest Account more than 12 months after the original transfer will be treated as a new Purchase Payment into the Fixed Interest Account and will earn the current interest rate for new Purchase Payments.

IV. WITHDRAWAL PROVISIONS - The following is added to the "Withdrawals" section of the "Withdrawal Provisions:"

     The portion of the Employee Account Balance allocated to the Fixed Interest Account will also be reduced in the ratio that it bears to the total Account Balance[, less any outstanding loan balance,] unless an Employee specify otherwise in a Notice to us.

V. ANNUITY PROVISIONS- The following is added to the "Income Payments" section of the "Annuity Provisions":

     Unless an Employee specifies otherwise, if all of An Employee's Account Balance on the Annuity Calculation Date is allocated to the Fixed Interest Account, the Employee will be paid Fixed Income Payments. If all of an Employee's Account Balance on this date is allocated to the Separate Account, An Employee will be paid Variable Income Payments. If an Employee's Account Balance on this date is allocated to both the Fixed Interest Account and the Separate Account, the Employee will be paid as a combination of Fixed Income Payments and Variable Income Payments calculated based on the proportionate value allocated to each.

Metropolitan Life Insurance Company has caused this Rider to be signed by its President or a Vice President and/or Secretary.

________________________ Secretary      ___________________ President

G-ML-550 (1/04)-457                     2

G-ML-550 (1/04)-457                     3

                       Metropolitan Life Insurance Company

                               One Madison Avenue
                            New York, New York 10010

--------------------------------------------------------------------------------
GUARANTEED MINIMUM INCOME BENEFIT RIDER - [LIVING BENEFIT]

This Rider forms a part of the Contract to which it is attached and is effective upon issuance. In the case of a conflict with any provision of the Contract, the provisions of this Rider will control. Your election of this Rider is irrevocable and its provisions will remain part of the Contract until terminated in accordance with the provisions below. This Rider amends the Contract as follows:

The following is added to the "Annuity Provisions" section:

GUARANTEED MINIMUM INCOME BENEFIT
We guarantee that the Employee's minimum monthly Fixed Income Payment will not be less than the Guaranteed Minimum Income Benefit (GMIB) Payment (less any applicable charges and fees as described in the Contract Schedule or any Rider) provided you meet the eligibility requirements below. If a higher Fixed Income Payment results from applying the Employee's total Adjusted Account Balance to the then current Fixed Annuity rates applicable to this class of Contracts, we will pay you the greater payment.

At the Annuity Calculation Date, the GMIB Payment will be determined by applying the Income Base to the GMIB Annuity Table. In calculating the GMIB, any Withdrawal Charges that would have applied if you had made a full cash withdrawal of the Employee's Account Balance will be deducted from the Income Base. We reserve the right to reduce the Income Base for any Premium and Other Taxes that may apply.

Income Base
The Income Base is the greater of (a) or (b):

     a) Highest Anniversary Value: On the Issue Date we set this value equal to the Employee's initial Purchase Payment. During each Contract Year we increase this value by any Purchase Payments made and reduce it proportionately by the Percentage Reduction in Account Balance attributable to any partial withdrawals taken . On every Contract Anniversary prior to the Employee's 81st birthday, we compare this value to the current Account Balance and we set the Highest Anniversary Value equal to the higher amount.

     b) Annual Increase Amount: On the Issue Date we set this amount equal to the Employee's initial Purchase Payment. After the Issue Date, this amount will equal:

          i) The sum total of each Purchase Payment accumulated at the Annual Increase Accumulation Rate from the date the Purchase Payment is made, less

          ii) The sum total of each Withdrawal Adjustment for any partial withdrawal accumulated at the Annual Increase Accumulation Rate from the date of withdrawal (except as indicated).

We compute the Percentage Reduction in Account Balance attributable to a partial withdrawal by dividing the dollar amount of the withdrawal plus any applicable Withdrawal Charges by the Account Balance immediately preceding such withdrawal. When we reduce a value proportionately by the Percentage Reduction in Account Balance attributable to a partial withdrawal and any outstanding loans, we multiply that value by 1 minus the Percentage Reduction.

The Annual Increase Accumulation Rate is 6% per year through the earlier of the Annuity Calculation Date or the Contract Anniversary immediately preceding the Employee's 81/st/ birthday. No accumulation rate will be applied after the Contract Anniversary immediately preceding the Employee's 81st birthday. For purposes of calculating the Annual Increase Amount when the GMIB Rider charge is assessed, the Annual Increase Accumulation Rate will be applied through the end of the prior Contract Year.

G-ML-560 (1/04)-457

The Withdrawal Adjustment for any partial withdrawal in a Contract Year equals the Annual Increase Amount immediately prior to the withdrawal multiplied by the Percentage Reduction in Account Balance attributable to that partial withdrawal and any outstanding loans. However, if total partial withdrawals in a Contract Year are 6% or less of the Annual Increase Amount on the previous Contract Anniversary, the total Withdrawal Adjustments for that Contract Year will be set equal to the dollar amount of total partial withdrawals in that Contract Year and treated as a single withdrawal at the end of that Contract Year.

GMIB Annuity Table
The GMIB Annuity Table is calculated based the Annuity 2000 Mortality Table with a 7-year age setback with interest of 2.5% per year. The rate applied will depend upon the Annuity Option chosen and the Employee's Attained Age.

Eligibility Requirements for the GMIB
You are only eligible to receive GMIB payments if:

1) You choose to start receiving Fixed Income Payments under one of the following Annuity Options:
     a) Life Income with 10 Years Certain. If you choose to start the Annuity Option after age 79, the guaranteed Years Certain component of the Annuity Option is reduced as follows:

---------------------------------------------
Age at Application to the    Guarantee/ Years
Annuity Option               Certain Period
---------------------------------------------
80                           9
---------------------------------------------
81                           8
---------------------------------------------
82                           7
---------------------------------------------
83                           6
---------------------------------------------
84 and 85                    5
---------------------------------------------

     b)   Joint and Survivor Life Income with 10 Years Certain;

2)   You choose an Annuity Date that is within
     a) 30 days following any Contract Anniversary after the Employee's 10/th/ Contract Anniversary, but
     b) no more than 30 days after the Contract Anniversary following the Employee's 85/th/ birthday.[ and

3)   You have no outstanding loan balance].

GMIB Rider Charge
The GMIB Rider charges shown on the Contract Schedule are computed based on the specified percentage and the Income Base at the end of the prior Contract Year. The charge is assessed for the prior Contract Year at each Contract Anniversary. If you take a full withdrawal or apply any portion of the Employee's Adjusted Account Balance to an Annuity Option, a pro rata portion of the Rider charge will be assessed based on the number of days from the last Contract Anniversary to the date of withdrawal/application.

The Rider charge will be deducted from the Employee's Account Balance. This deduction will result in the cancellation of Accumulation Units from each applicable Investment Division (and/or reduction of any portion of the Account Balance[, not including any outstanding loan balance], allocated to any other accounts included by Rider) in the ratio the portion of the Account Balance[, less any [outstanding loan balance], in such Investment Division (and/or other account) bears to the total Account Balance,[ less any [outstanding loan balance].

GMIB Termination Provisions
The GMIB Rider Provisions will terminate upon the earliest of:

G-ML-560 (1/04)-457

     a) The 30/th/ day following the Contract Anniversary immediately after the Employee's 85/th/ birthday;
     b)   The date you make a full withdrawal of the Employee's Account Balance;
     c) The date you apply all or any portion of the Employee's Adjusted Account Balance to an Annuity Option and you are not eligible to receive GMIB payments;
     d) The date there are insufficient funds to deduct the GMIB fee from the Employee's Account Balance; or
     e)   The Employee's death.

Metropolitan Life Insurance Company has caused this Rider to be signed by its Vice-President & Secretary.

/s/ Gwenn L. Carr
Gwenn L. Carr
Vice-President & Secretary


G-ML-560 (1/04)-457

                       Metropolitan Life Insurance Company

                               One Madison Avenue
                            New York, New York 10010

--------------------------------------------------------------------------------
PURCHASE PAYMENT CREDIT RIDER

This Rider forms a part of the Contract to which it is attached and is effective as of the Issue Date. In the case of a conflict with any provision of the Contract, the provisions of this Rider will control. [Your election of] This Rider is irrevocable and its provisions will remain part of the Contract until the Contract terminates. This Rider amends the Contract as follows:

                          PURCHASE PAYMENTS PROVISIONS

The following is added to the "Purchase Payments Provisions:"

PURCHASE PAYMENT CREDITS - Each Purchase Payment an Employee makes during the first Employee Year, except for transfers from an investment vehicle that was not sold by MetLife or one of its affiliates, will be credited with the Purchase Payment Credit. The amount of the Purchase Payment Credit is described on the Contract Schedule.

The Purchase Payment Credit will be allocated to the Contract in the same proportion that the applicable Purchase Payment is allocated.

All Purchase Payment Credits will be treated as Earnings under the Contract.

Metropolitan Life Insurance Company has caused this Rider to be signed by its Vice-President & Secretary.

/s/ Gwenn L. Carr
Gwenn L. Carr
Vice-President & Secretary


G-ML-580 (1/04)-457

                       Metropolitan Life Insurance Company

                               One Madison Avenue
                            New York, New York 10010

--------------------------------------------------------------------------------
   WAIVER OF WITHDRAWAL CHARGE FOR NURSING HOME OR HOSPITAL CONFINEMENT RIDER

This Rider forms a part of the Contract to which it is attached and is effective as of the Issue Date. In the case of a conflict with any provision in the Contract, the provisions of this Rider will control. This Rider is irrevocable and its provisions will remain part of the Contract until the earlier of the Annuity Date or the date the Contract terminates. This Rider amends the Contract as follows:

The following will be added to the "PURCHASE PAYMENTS" section of the "PURCHASE PAYMENT PROVISIONS:"

If a Withdrawal Charge has been or will be waived for Nursing Home or Hospital Confinement under the terms of this Rider, Employee Purchase Payments can no longer be made under the Contract.

The following provisions are added to the Contract:

      WAIVER OF WITHDRAWAL CHARGE FOR NURSING HOME OR HOSPITAL CONFINEMENT

After the first Employee Year Anniversary, the Withdrawal Charge will be waived upon a withdrawal if:

1. The Employee is confined to a Nursing Home and/or Hospital for at least 90 consecutive days or confined for a total of at least 90 days if there is no more than a 6-month break in the confinement and the confinements are for related causes;

2. The first confinement referred to in (1) above begins on or after the first Employee Year Anniversary;

3. The withdrawal request and proof satisfactory to us of confinement are received by us at our Administrative Office either while the Employee is confined or within 90 days after such confinement;

4. Confinement in a Nursing Home and/or Hospital is prescribed by a Physician and is Medically Necessary;

5. The Employee was less than the Maximum Nursing Home or Hospital Confinement Rider Issue Age specified on the Contract Schedule on theEmployee Enrollment Date.

                                   DEFINITIONS

Hospital - A facility which:
(1)  is located in the United States or its territories;
(2)  is licensed as a hospital by the jurisdiction in which it is located;
(3)  is supervised by a staff of licensed physicians;
(4) provides nursing services 24 hours a day by, or under the supervision of, a registered nurse (R.N.);
(5) operates primarily for the care and treatment of sick and injured persons as inpatients for a charge; and
(6)  Has access to medical and diagnostic facilities.

Intermediate Care Facility - A facility which:
(1)  is located in the United States;
(2) is licensed and operated as an Intermediate Care Facility according to the laws of the jurisdiction in which it is located;
(3) provides continuous 24 hours a day nursing service by, or under the supervision of, a registered graduate professional nurse (R.N.) or a licensed practical nurse (L.P.N.); and
(4)  Maintains a daily medical record of each patient.

G-ML-590 (1/04)-457

Medically Necessary - Appropriate and consistent with the diagnosis in accord with accepted standards of practice and which could not have been omitted without affecting the individual's condition.

Nursing Home - A facility which is a Skilled Nursing Facility, an Intermediate Care Facility or Residential Care Facility. Nursing Home does not mean:
(1) A home for the aged, a community living center or place that primarily provides domiciliary, residency or retirement care; or
(2) A place owned or operated by a member of Your immediate family. Immediate family members include Your spouse, children, parents, grandparents, grandchildren, siblings and in-laws.

Physician - Any person duly licensed and legally qualified to diagnose and treat sickness and injuries. A physician must be providing services within the scope of his or her license. A Physician may not be a member of Your immediate family.

Residential Care Facility - A facility which:
(1)  Is located in the United States or its territories;
(2) Is licensed and operated as a Residential Care Facility according to the laws of the jurisdiction in which it is located; and
(3) Provides nursing care under the supervision of a registered professional nurse (R.N.).

Skilled Nursing Facility - A facility which:
(1)  Is located in the United States or its territories;
(2) Is licensed and operated as a skilled Nursing Facility according to the laws of the jurisdiction in which it is located;
(3) Provides skilled nursing care under the supervision of a licensed physician;
(4) Provides continuous 24 hours a day nursing services by, or under the supervision of, a registered graduate professional nurse (R.N.); and
(5)  Maintains a daily medical record of each patient.

Metropolitan Life Insurance Company has caused this Rider to be signed by its Vice-President & Secretary.

/s/ Gwenn L. Carr
Gwenn L. Carr
Vice-President & Secretary


G-ML-590 (1/04)-457

                       Metropolitan Life Insurance Company

                               One Madison Avenue
                            New York, New York 10010

-------------------------------------------------------------------------------
457(b) PLAN ENDORSEMENT (GOVERNMENTAL)

This Endorsement forms a part of the Contract to which it is attached. The effective date of this Endorsement is the issue date of the Contract, or the effective date of a provision under the federal income tax law, if later. The following provisions apply to a 457(b) plan which is established by and maintained by a state or local governmental employer within the meaning of
Section 457(e) (1)(A) of the Internal Revenue Code of 1986, as amended, ("Code") that meets the requirements of Section 457(b) and 457(c) (the "Plan") of the Code. In the case of a conflict with any provision in the Contract and any other Endorsements or Riders, the provisions of this Endorsement will control. This Contract is subject to the requirements and restrictions under the Code applicable to 457(b) annuity contracts and will be governed by and construed in accordance with the laws of the state of issuance. This Endorsement amends the Contract as follows:

     1.   Federal Income Tax Rules as they Relate to 457(b) Annuities.
          ------------------------------------------------------------
          Certain federal income tax rules as they relate to 457(b) plans are listed below:

          (a) To the extent provided under the Code, purchase payments are not included in the Employee's gross income and, therefore are not currently taxable. The earnings on these purchase payments are also tax deferred. Transfers from other section 457(b) plans will also be accepted, to the extent permitted under income tax regulations and the Plan.

               We may also accept rollovers from other eligible retirement plans as contributions under this Contract to the extent permitted under the federal tax law and the Plan.

          (b) Withdrawals under the Plan will not be made available to Employees or their beneficiaries earlier than:

               (1) the calendar year in which the Employee attains age 70 1/2;
               (2) when the Employee has a severance from employment;
               (3) when the Employee is faced with an unforeseeable emergency
                   (determined in the manner prescribed by federal income tax rules and regulations).
               (4) upon the death of the Employee;
               (5) as otherwise permitted under the Code and the Plan.

          (c) Employer as Plan sponsor represents that: (1) it is an eligible state and local governmental employer described in section 457(e)(1)(A) of the Code: (2) Plan sponsor shall be responsible for ascertaining that (a) all Employees for whom Employee Account Balances are maintained are eligible under the Code to participate in the Section 457(b) Plan, (b) that the Plan is operated in compliance with the requirements of the Code and ERISA (where applicable).

          (d) In order to preserve the status of this contract as a 457(b) annuity we have the right to amend the Contract and, when required by law, we will obtain the approval of the appropriate regulatory authority.

          (e) We will refund to you all or part of the Employee's Account Balance, if necessary, to maintain the contract as a 457(b) annuity. If we make such refunds or payments, we will adjust the Employee's Account Balance accordingly. Withdrawal charges will not apply.

          (f) If the Plan terminates, or if we are notified that the Plan ceases to be an eligible plan under section 457(b) of the Code, we may end this Contract immediately by giving you such advance notice as is reasonable under the circumstances

          (g)  Eligible Rollover Distributions. An Annuitant/Participant,
               --------------------------------
               spousal beneficiary, or alternate payee under a Qualified Domestic Relations Order ("QDRO") as defined under Code Section 414(p), ("Distributee"), may elect to have any portion of an Eligible Rollover Distribution within the meaning of Code Section 402(c)(4) paid directly to an Eligible Retirement Plan (within the meaning of Code Section 402(c)(8)(B)) specified by the Distributee in a direct rollover. Any portion of an Eligible Rollover Distribution that is not made in a direct rollover will be subject to a mandatory 20% withholding.

          (h)  Additional 10% Tax on Certain Distributions. Distributions which
               --------------------------------------------
               are attributable to any contributions (and the earnings thereon) which were eligible rollovers from Eligible Retirement Plans other than a Section 457(b) Plan, will be subject to the additional 10% tax for distributions before age 59 1/2 unless an exception applies under the federal tax law.]

     2. Notwithstanding anything in this Contract to the contrary, distributions and withdrawals from the 457(b) Plan must comply with Code Section 401(a)(9) and the regulations and proposed regulations there under (including the minimum distribution incidental benefit requirements.

          An Employee's Account Balance in the Section 457(b) Plan must be distributed, or must begin to be distributed, in a manner and over a period permitted under federal income tax regulations by no later than the April 1st of the calendar year following the later of: (1) the calendar year in which the Employee becomes age 70 1/2, or (2) the calendar year in which the Employee retires.

     3. If the Employee dies before the date on which distributions were required to have begun under the federal income tax law, the entire death benefit with respect to the Employee must be distributed within five years after his death (or later if permitted under income tax regulations), or must be distributed over a period no greater than the life or life expectancy of the Employee's Beneficiary, or as otherwise permitted under the income tax regulations, with such payments commencing by the end of the calendar year following the calendar year of the Employee's death (or by such later date as permitted under the income tax regulations).

     4. If the Employee dies on or after the date on which distributions were required to have begun under the federal income tax law, the entire death benefit must be distributed over a period and in a manner as provided in income tax regulations, with the death benefit payments commencing no later than the end of the calendar year following the calendar year of the death (or by such later date as permitted under the income tax regulations).

     5. Where payments have commenced under an income annuity with respect to an Employee on or prior to his death, the tax law requires that payments after the Employee's death continue to be made at least as rapidly as under the method used prior to the employee's death.

     6. To the extent the Employer becomes ineligible to maintain the plan as represented in section 1(c) of this endorsement or the Plan at any time is not an eligible plan of the Employer under section 457(b), then notwithstanding anything in the Contract to the contrary (including section 4 of this endorsement), the provisions of section 72(s) of the Code shall apply. Where the Annuitant dies prior to the annuity starting date (as defined under section 1.72-4(b) of the income tax regulations) any death benefit under the Contract must be paid out over a period no longer than the beneficiary's remaining life expectancy as provided under section 72(s)(2) of the Code or must be paid out within five years of the date of death. Where the Annuitant dies on or after the "annuity starting date" payments must continue to be made at least as rapidly as under the distribution method in effect on the date of death.

     7. Notwithstanding any provision of this Contract to the contrary, the Contractholder, as trustee and owner of the annuity contract, shall hold all interests under this annuity contract as Plan assets for the exclusive benefit of plan participants and their designated beneficiaries. The group annuity contract shall be treated as a trust for purposes of Code Sections 457(g) and 401(f), and no portion of the amount deposited into the Contract, or the earnings thereon, may be used for, or diverted to, any purpose other than for the exclusive benefit of plan participants and beneficiaries prior to the satisfaction of all liabilities with respect to employees and their beneficiaries.

Metropolitan Life Insurance Company has caused this Rider to be signed by its Vice-President & Secretary.


/s/ Gwenn L. Carr

Gwenn L. Carr
Vice-President & Secretary

                       Metropolitan Life Insurance Company

                               One Madison Avenue
                            New York, New York 10010

--------------------------------------------------------------------------------
457(b) PLAN ENDORSEMENT (TAX EXEMPT)

This Endorsement forms a part of the Contract to which it is attached. The effective date of this Endorsement is the issue date of the Contract, or the effective date of a provision under the federal income tax law, if later. The following provisions apply to a 457(b) plan which is established by and maintained by a Tax Exempt employer within the meaning of 457(e)(1)(B) of the Internal Revenue Code of 1986, as amended, ("Code") that meets the requirements of Section 457(b) and 457(c) (the "Plan") of the Code. In the case of a conflict with any provision in the Contract and any other Endorsements or Riders, the provisions of this Endorsement will control. This Contract is subject to the requirements and restrictions under the Code applicable to 457(b) annuity contracts and will be governed by and construed in accordance with the laws of the state of issuance. This Endorsement amends the Contract as follows:

     1.   Federal Income Tax Rules as they Relate to 457(b) Annuities.
          ------------------------------------------------------------
          Certain federal income tax rules as they relate to 457(b)plans are listed below:

          (a) To the extent provided under the Code, purchase payments are not included in the Employee's gross income and, therefore are not currently taxable. The earnings on these purchase payments are also tax deferred. Transfers from other section 457(b) plans will also be accepted, to the extent permitted under income tax regulations and the Plan.

          (b) Withdrawals under the Plan will not be made available to Employees or their beneficiaries earlier than:

               (1)  the calendar year in which the Employee attains age 70 1/2;
               (2)  when the Employee has a severance from employment;
               (3) when the Employee is faced with an unforeseeable emergency (determined in the manner prescribed by federal income tax rules and regulations).
               (4)  upon the death of the Employee;
               (5)  as otherwise permitted under the Code and the Plan.

          (c) Employer as Plan sponsor represents that: (1) it is a tax-exempt employer described in section 457(e)(1)(B) of the Code: (2) Plan sponsor shall be responsible for ascertaining that (a) all Employees for whom Employee Account Balances are maintained are eligible under the Code to participate in the Section 457(b) Plan, (b) that the Plan is operated in compliance with the requirements of the Code and ERISA (where applicable).

          (d) In order to preserve the status of this contract as a 457(b) annuity we have the right to amend amendments and, when required by law, we will obtain the approval of the appropriate regulatory authority.

          (e) We will refund to you all or part of the Account Balance, if necessary, to maintain the contract as a 457(b) annuity. If we make such refunds or payments, we will adjust the Account Balance accordingly. Withdrawal charges will not apply.

          (f) If the Plan terminates, or if we are notified that the Plan ceases to be an eligible plan under section 457(b) of the Code, we may end this Contract immediately by giving you such advance notice as is reasonable under the circumstances.

     2. Notwithstanding anything in this Contract to the contrary, distributions and withdrawals from the 457(b) Plan must comply with Code Section 401(a)(9) and the regulations and proposed regulations there under (including the minimum distribution incidental benefit requirements.

          An Employee's interest in the Section 457(b) Plan must be distributed, or must begin to be distributed, in a manner and over a period permitted under federal income tax regulations by no later than the April 1st of the calendar year following the later of: (1) the calendar year in which the Employee becomes age 70 1/2, or (2) the calendar year in which the Employee retires.

     3. If the Employee dies before the date on which distributions were required to have begun under the federal income tax law, the entire death benefit with respect to the Employee must be distributed within five years after his death (or later if permitted under income tax regulations), or must be distributed over a period no greater than the life or life expectancy of the Employee's Beneficiary, or as otherwise permitted under the income tax regulations, with such payments commencing by the end of the calendar year following the calendar year of the Employee's death (or by such later date as permitted under the income tax regulations).

     4. If the Employee dies on or after the date on which distributions were required to have begun under the federal income tax law, the entire death benefit must be distributed over a period and in a manner as provided in income tax regulations, with the death benefit payments commencing no later than the end of the calendar year following the calendar year of the death (or by such later date as permitted under the income tax regulations).

     5. Where payments have commenced under an income annuity with respect to an Employee on or prior to his death, the tax law requires that payments after the Employee's death continue to be made at least as rapidly as under the method used prior to the employee's death.

     6. To the extent the Employer becomes ineligible to maintain the plan as represented in section 1(c) of this endorsement or the Plan at any time is not an eligible plan of the Employer under section 457(b), then notwithstanding anything in the Contract to the contrary (including section 4 of this endorsement), the provisions of section 72(s) of the Code shall apply. Where the Annuitant dies prior to the annuity starting date (as defined under section 1.72-4(b) of the income tax regulations) any death benefit under the Contract must be paid out over a period no longer than the beneficiary's remaining life expectancy as provided under section 72(s)(2) of the Code or must be paid out within five years of the date of death. Where the Annuitant dies on or after the "annuity starting date," payments must continue to be made at least as rapidly as under the distribution method in effect on the date of death.

     7. Notwithstanding any provision of this Contract to the contrary, all interests and account balances under this Contract, constitute Plan assets which remain the property of the Employer (or a grantor trust established by the Employer) as Contractholder and are subject to the claims of the Employer's creditors in bankruptcy or insolvency.

Metropolitan Life Insurance Company has caused this Rider to be signed by its Vice-President & Secretary.

/s/ Gwenn L. Carr

Gwenn L. Carr
Vice-President & Secretary

FLEXIBLE PREMIUM DEFERRED

VARIABLE ANNUITY CERTIFICATE

NONPARTICIPATING


                                   MetLife(R)
                       METROPOLITAN LIFE INSURANCE COMPANY

                               One Madison Avenue
                               New York, NY 10010